                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:


    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement


    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            INVESTORS FUND SERIES
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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
October, 1997

Dear Kemper GATEWAY Annuity Contractholder.

As you may be aware, your Kemper GATEWAY Annuity contract invests in subaccounts that are part of the Investors Fund Series managed by Zurich Kemper Investments, Inc. ("ZKI") and/or Zurich Kemper Value Advisors, Inc. ("ZKVA").

Zurich Insurance Company ("Zurich") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and ZKI and ZKVA will be combined with SKI. Because of the transaction, it is necessary for your Portfolio to approve a new investment management agreement.

Your Fund Board has unanimously approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals.

Your attention is greatly appreciated.

Sincerely,



Richard M. Reilly
President
Chief Executive Officer

                                                                    October 1997


Kemper

Important News

                                           for Investor Fund Series Shareholders

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE IS A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

================================================================================

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT IS HAPPENING?


A Zurich Insurance Company, the parent of your Portfolio's investment manager (Zurich Kemper Investments, Inc. or "ZKI" or, for Kemper Value Portfolio and Kemper Small Cap Value Portfolio, Zurich Kemper Value Advisors, Inc. or "ZKVA") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI and ZKVA will be combined with SKI. Because of the transaction, it is necessary for your Portfolio to approve a new investment management agreement.



The following pages elaborate on Scudder, the proposed new investment management agreement and the Fund Board's evaluation of Zurich and Scudder. A vote is also being sought on the election of Board members, the selection of independent auditors and an amendment to the Agreement and Declaration of Trust.


Q WHAT IS SCUDDER?

A Scudder is one of America's oldest and largest investment management firms. It manages assets invested in equities, fixed income and money market instruments in both developed and emerging markets. Scudder provides investment services for open-end and closed-end funds, and private and institutional clients.




Q HOW WILL THE ZURICH/SCUDDER TRANSACTION AFFECT ME AS A PORTFOLIO SHAREHOLDER?



A Your Portfolio and your Portfolio investment will not change. You will still own the same shares in the same Fund. If the new investment management agreement is approved, your Portfolio shares will not change and the advisory fee rates for your Portfolio will not change.



Zurich and Scudder have committed to provide all resources necessary to provide your Portfolio with top quality investment management and shareholder services.


                                                                 [KEMPER LOGO]

Q WILL THE INVESTMENT ADVISORY FEE RATES BE THE SAME?



A Yes, the investment advisory fee rates for your Portfolio will remain the same.


Q HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the board members of your Fund, including all of the independent members, recommend that you vote "For" all the items on the enclosed proxy card.

Q WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?


A ZKI -- not your Portfolio --is paying all costs of the Portfolios' shareholder meeting and proxy solicitation.


Q WHOM DO I CALL FOR MORE INFORMATION?


A Please call Kemper Gateway Sales Support at (800) 782-8380.

                              ABOUT THE PROXY CARD


[PROXY CARD SAMPLE] Because each Portfolio must vote separately, you are being sent a proxy card for each Portfolio account that you have. Please vote all issues shown on each proxy card that you receive.



 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of trustees), mark--For All, Withhold All or For All Except. If you mark an X in the For All Except box, you should print the name(s) or number(s) relating to the individual(s) for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.


 We appreciate your continuing support and look forward to serving your future investment needs.
 THANK YOU FOR MAILING YOUR
 PROXY CARD PROMPTLY!

INVESTORS FUND SERIES
222 South Riverside Plaza  Chicago, Illinois 60606

Telephone (800) 782-8380



                                                                October 10, 1997


Dear Investors Fund Series Shareholder:


As you read in the Questions and Answers (Q & A) on the outside cover, Zurich Insurance Company ("Zurich") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and your Fund's investment manager (Zurich Kemper Investments, Inc. or "ZKI" or, for the Kemper Value Portfolio and Kemper Small Cap Value Portfolio, Zurich Kemper Value Advisors, Inc. or "ZKVA") will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.



If the new investment management agreement is approved, YOUR FUND SHARES WILL NOT CHANGE, AND THE ADVISORY FEE RATES FOR YOUR FUND WILL NOT CHANGE. FURTHER, YOU SHOULD CONTINUE TO RECEIVE THE HIGH QUALITY INVESTMENT MANAGEMENT AND SHAREHOLDER SERVICES THAT YOU HAVE COME TO EXPECT OVER THE YEARS.


Your Fund Board has unanimously approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals.

As always, we thank you for your confidence and support.

Sincerely,


/s/ Stephen B. Timbers
----------------------
Stephen B. Timbers
President                                                          [KEMPER LOGO]

INVESTORS FUND SERIES
222 South Riverside Plaza  Chicago, Illinois 60606

Telephone (800) 782-8380



NOTICE OF MEETING OF SHAREHOLDERS

DECEMBER 3, 1997 AND PROXY AND VOTING INSTRUCTION STATEMENT


                                                                October 10, 1997


To the Shareholders:

You are invited to attend a special meeting of shareholders of Investors Fund Series (the "Fund"). The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Funds, 222 South Riverside Plaza, Chicago, Illinois on Wednesday, December 3, 1997 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To elect eight (8) Trustees to the Board of Trustees.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To approve or disapprove a new investment management agreement with Scudder Kemper Investments, Inc. ("SKI") (or, in the case of any series of the Fund except Kemper Value Portfolio and Kemper Small Cap Value Portfolio, with Zurich Kemper Investments, Inc. ("ZKI") transferable to SKI or, in the case of Kemper Value Portfolio and Kemper Small Cap Value Portfolio, with Zurich Kemper Value Advisors, Inc. ("ZKVA") transferable to SKI).

4. To approve or disapprove a new sub-advisory agreement with Zurich Investment Management Limited ("ZIML") (including approval of a subsequent assignment) [for Kemper International Portfolio and Kemper Global Income Portfolio only].


5. To approve or disapprove a new sub-advisory agreement with Zurich Kemper Value Advisors, Inc. ("ZKVA") [for Kemper Value+Growth Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio only].


6. To approve or disapprove an amendment to the Fund's Agreement and Declaration of Trust.

The Board of Trustees of the Fund has selected the close of business on September 22, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
------------------------------------------------------------------------------

The accompanying proxy and voting instructions are solicited by the Board of Trustees (the "Board") of the Fund for voting at the special meeting of shareholders of the Fund to be held on Wednesday, December 3, 1997, and at any and all adjournments thereof (the "Meeting"). The Fund is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions. The series of the Fund are Kemper Money Market Portfolio ("KMMP"), Kemper Total Return Portfolio ("KTRP"), Kemper High Yield Portfolio ("KHYP"), Kemper Growth Portfolio ("KGP"), Kemper Government Securities Portfolio ("KGSP"), Kemper International Portfolio ("KIP") Kemper Small Cap Growth Portfolio ("KSCGP"), Kemper Investment Grade Bond Portfolio ("KIGBP"), Kemper Value Portfolio ("KVP"), Kemper Small Cap Value Portfolio ("KSCVP"), Kemper Value+Growth Portfolio ("KVGP"), Kemper Horizon 20+ Portfolio ("KH20P"), Kemper Horizon 10+ Portfolio ("KH10P"), Kemper Horizon 5 Portfolio ("KH5P"), Kemper Blue Chip Portfolio ("KBCP"), Kemper Global Income Portfolio ("KGIP"), Zurich High Yield Portfolio ("ZHYP"), and Zurich Emerging Markets Portfolio ("ZEMP"). As of September 22, 1997, ZHYP and ZEMP had not commenced operations and are not currently available for investment.



The Fund is the funding vehicle for variable life insurance contracts ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). Individual VLI contract holders and VA contract holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the Separate Accounts on the items to be considered at the meeting. The proxy and voting instruction statement is furnished to contract owners entitled to give voting instructions with regard to each series of the Fund. This proxy and voting instruction statement was first mailed to shareholders and contract owners on or about October 10, 1997.


On Item 1 (election of trustees) and Item 2 (ratification of selection of auditors), the Fund will vote in the aggregate and not by series. On Item 3 (approval of new investment management agreement), each series of the Fund will vote separately. On Item 4 (approval of new sub-advisory agreement with ZIML) and Item 5 (approval of new sub-advisory agreement with ZKVA), each affected series of the Fund will vote separately. On Item 6 (approval of a change in the Fund's Declaration of

Trust), each series of the Fund will vote separately. The Board recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy and voting instruction statement entitled "Miscellaneous."

The following table indicates which shareholders are solicited with respect to each Item:

------------------------------------------------------------------------------------------------------------------------------
                       ITEM                         KMMP   KTRP   KHYP   KGP   KGSP   KIP   KSCGP   KIGBP   KVP   KSCVP   KVGP
------------------------------------------------------------------------------------------------------------------------------
 1. Elect Trustees                                   X      X      X     X      X     X      X       X      X      X       X
------------------------------------------------------------------------------------------------------------------------------
 2. Ratify selection of auditors                     X      X      X     X      X     X      X       X      X      X       X
------------------------------------------------------------------------------------------------------------------------------
 3. Approval of New Investment Management Agreement  X      X      X     X      X     X      X       X      X      X       X
 with Scudder Kemper Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------
 4. Approval of New Sub-Advisory Agreement with                                       X
 Zurich Investment Management Limited
------------------------------------------------------------------------------------------------------------------------------
 5. Approval of New Sub-Advisory Agreement with                                                                            X
 Zurich Kemper Value Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
 6. Approval of amendment to the Fund's Declaration  X      X      X     X      X     X      X       X      X      X       X
 of Trust
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                       ITEM                          KH20P   KH10P   KH5P   KBCP   KGIP
                                                    <
------------------------------------------------------------------------------------------------------------------------------
 1. Elect Trustees                                    X       X       X      X      X
------------------------------------------------------------------------------------------------------------------------------
 2. Ratify selection of auditors                      X       X       X      X      X
------------------------------------------------------------------------------------------------------------------------------
 3. Approval of New Investment Management Agreement   X       X       X      X      X
 with Scudder Kemper Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------
 4. Approval of New Sub-Advisory Agreement with                                     X
 Zurich Investment Management Limited
------------------------------------------------------------------------------------------------------------------------------
 5. Approval of New Sub-Advisory Agreement with       X       X       X
 Zurich Kemper Value Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
 6. Approval of amendment to the Fund's Declaration   X       X       X      X      X
 of Trust
------------------------------------------------------------------------------------------------------------------------------

The Board has fixed the close of business on September 22, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. As of September 22, 1997, shares of the Fund were issued and outstanding as follows:


            SERIES                 SHARES
------------------------------   -----------
KMMP..........................   117,658,647
KTRP..........................   278,483,442
KHYP..........................   275,185,795
KGP...........................   188,155,556
KGSP..........................    71,199,927
KIP...........................   122,260,602
KSCGP.........................    63,144,131
KIGBP.........................     9,818,728
KVP...........................    78,089,177
KSCVP.........................    45,369,108
KVGP..........................    32,834,005
KH20P.........................     8,777,271
KH10P.........................    13,432,232
KH5P..........................     8,242,213
KBCP..........................     6,973,871
KGIP..........................     2,116,544


INTRODUCTION

On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich will become the majority stockholder in Scudder with an approximately 70% interest, and ZKI will become a wholly-owned subsidiary of, or be combined with, Scudder ("Transaction"). Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"). Scudder, a New York-based investment adviser and the investment manager for the Scudder and AARP Funds, has approximately $125 billion under management. ZKI, a Chicago-based investment adviser and the investment manager for the Kemper Funds, and its affiliates have approximately $85 billion under management. The headquarters of SKI will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of SKI and will become a member of Zurich's Corporate Executive Board. Some of the terms of the Transaction are also set forth in a form of second amended and restated Security Holders Agreement ("New SHA") to be entered into among the beneficial owners of the capital stock of Scudder, the Scudder Representatives, Scudder, Zurich,

ZKIH and the Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust.

Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Fund's current investment management agreement with ZKI (or, in the case of KVP and KSCVP, with Zurich Kemper Value Advisors, Inc. ("ZKVA")). As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. Accordingly, as discussed further below, a new investment management agreement between the Fund and SKI is being proposed for approval by shareholders of the Fund.

DESCRIPTION OF THE TRANSACTION.

Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in SKI to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transaction, current Scudder stockholders will have a 29.6% fully diluted equity interest in SKI and Zurich will have a 69.5% fully diluted interest in SKI. Scudder's name will be changed to Scudder Kemper Investments, Inc.

The purchase price for Scudder or for ZKI in the Transaction is subject to adjustment based on the effect on revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

At the closing, Zurich and the other stockholders of SKI will enter into the New SHA. Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the SKI board and two of the four members of an Executive Committee, which will be the primary management-level committee of SKI. Zurich will be entitled to designate the other four members of the SKI board and the other two members of the Executive Committee.

The names, addresses and principal occupations of the initial Scudder-designated directors of SKI are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder; and EDMOND D. VILLANI, 345 Park Avenue, New

York, New York, President, Chief Executive Officer and Managing Director of Scudder.

The names, addresses and principal occupations of the initial Zurich-designated directors of SKI are as follows: LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich and a member of the Corporate Executive Board of Zurich; STEVEN M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and a member of the Corporate Executive Board of Zurich.

The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of SKI, effecting a public offering before April 15, 2005, causing SKI to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making changes in SKI's capital structure, dissolving or liquidating SKI, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to SKI stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of SKI, rights of Zurich to repurchase SKI stock upon termination of employment of SKI personnel, and registration rights for stock held by continuing Scudder stockholders.

The Transaction is subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of the assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transaction, or any litigation challenging the Transaction that is reasonably likely to result in an injunction or invalidation of the Transaction; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transaction is expected to close during the fourth quarter of 1997.

Subsequent to the execution of the Transaction Agreement, Zurich agreed to cause ownership of Zurich Investment Management Limited ("ZIML") to be transferred by Zurich (or a direct or indirect wholly-owned subsidiary of Zurich) to SKI (or a direct or indirect wholly-owned subsidiary of SKI). ZIML is a sub-adviser for certain portfolios of the Fund. While the amount of consideration payable to Zurich for ZIML has not yet been finally agreed upon, it is expected that such consideration would in no event exceed $50 million, payable in cash or shares of SKI stock or some combination thereof at the closing of the Transaction or over some period of time after the closing of the Transaction. Following the transfer, which is expected to take place at the same time as the closing of the Transaction, ZIML's board of directors would comprise representatives of Scudder and Zurich. The capital stock of ZIML initially may be transferred to one or more wholly-owned subsidiaries of Zurich, but ultimately will be transferred to SKI or one of its wholly-owned subsidiaries (the "ZIML Transaction"). The ZIML Transaction will result in an assignment of the sub-advisory agreement under the 1940 Act.


ITEM 1. ELECTION OF BOARD OF TRUSTEES

At the Meeting, eight (8) trustees are to be elected to constitute the Board of the Fund. All the nominees (except Messrs. Daniel Pierce and Edmond Villani) were elected to the Board of the Fund at a special meeting of shareholders held on September 19, 1995.

It is intended that the proxies will be voted for the election of the nominees described below. The nominees, if elected, will take office upon consummation of the Transaction and their election and qualification is contingent upon consummation of the Transaction. Each trustee so elected will serve as a trustee of the Fund from the date of the consummation of the Transaction until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"). If the transaction is not consummated, the current trustees of the Fund will continue to serve as the Fund's Board (which are those identified as such below, along with Mr. Stephen
B. Timbers, the president and chief executive officer of ZKI). Since the Fund does not hold annual meetings, trustees will hold office for an indeterminate period.

All the nominees listed below have consented to serve as trustees of the Fund, if elected. In case any nominee shall be unable or shall fail to act as a trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.


        NAME (DATE OF BIRTH), PRINCIPAL            YEAR FIRST BECAME
          OCCUPATION AND AFFILIATIONS               A BOARD MEMBER
        -------------------------------            -----------------
James B. Akins (10/15/26)                                 1995
Consultant on International, Political and
Economic Affairs; formerly, a career United
States Foreign Service Officer; Energy Adviser
for the White House; United States Ambassador to
Saudi Arabia.
Arthur R. Gottschalk (02/13/25)                           1989
Retired; formerly, President, Illinois
Manufacturers Association; Trustee, Illinois
Masonic Medical Center; formerly, Illinois State
Senator; formerly, Vice President, The Reuben H.
Donnelly Corp.
Frederick T. Kelsey (04/25/27)                            1989
Retired; formerly, consultant to Goldman, Sachs
& Co.; formerly, President, Treasurer and
Trustee of Institutional Liquid Assets and its
affiliated mutual funds; Trustee of the
Benchmark Funds; Trustee of the Pilot Funds
(through 1997).
*Daniel Pierce (03/18/34)                              Nominee
Chairman of the Board and Managing Director,
Scudder; Director, Fiduciary Trust Company;
Director, Fiduciary Company Incorporated; Board
member of 14 investment companies advised by
Scudder.
Fred B. Renwick (02/01/30)                                1995
Professor of Finance, New York University, Stern
School of Business; Director, TIFF Investment
Program, Inc.; Director, the Wartburg Home
Foundation; Chairman, Investment Committee of
Morehouse College Board of Trustees; Chairman,
American Bible Society Investment Committee;
formerly, member of the Investment Committee of
Atlanta University Board of Trustees; formerly,
Director of Board of Pensions Evangelical
Lutheran Church of America.

        NAME (DATE OF BIRTH), PRINCIPAL            YEAR FIRST BECAME
          OCCUPATION AND AFFILIATIONS               A BOARD MEMBER
------------------------------------------------   -----------------
John B. Tingleff (05/04/35)                               1991
Retired; formerly, President, Tingleff &
Associates (management consulting firm);
formerly, Senior Vice President, Continental
Illinois National Bank & Trust Company.
*Edmond D. Villani (03/04/47)                          Nominee
President, Chief Executive Officer and Managing
Director, Scudder.
John G. Weithers (08/08/33)                               1993
Retired; formerly, Chairman of the Board and
Chief Executive Officer, Chicago Stock Exchange;
Director, Federal Life Insurance Company;
President of the Members of the Corporation and
Trustee, DePaul University; Director, Systems
Imagineering, Inc.

---------------
* Interested persons of Scudder as defined in the Investment Company Act of 1940.


All the nominees, except Messrs. Pierce and Villani, serve as board members of 13 Kemper Funds. Mr. Pierce and Mr. Villani have each been nominated to serve as a board member of 39 Kemper Funds. A "Kemper Fund" is an investment company for which ZKI, ZKVA or their affiliates serve as investment manager.



The Board has an audit and governance committee that is composed of Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff and Weithers. The committee of the Fund met three times during the fiscal year ended December 31, 1996. The committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, seeks and reviews Board nominees and performs such other tasks as the Board assigns. The committee proposed the nominees for election by the shareholders; and the Board of Trustees, including the non-interested trustees, concurred. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendations to the secretary of the Fund.



The Fund pays trustees who are not "interested persons" of the Fund an annual retainer fee, plus expenses, and an attendance fee for each Board meeting and committee meeting attended. As reflected above, the trustees currently serve as Board members of various investment companies for which ZKI or its affiliates serve as investment manager. Trustees or officers who are "interested persons" receive no compensation from the Fund. The Board met six times during the fiscal year ended December 31, 1996. Each then current trustee attended 75% or more of the respective meetings of the Board and the audit and governance committee (if a member thereof) held during the fiscal year ended December 31, 1996.

The table below shows, for each trustee entitled to receive compensation from the Fund, the aggregate compensation paid or accrued during the Fund's fiscal year ended December 31, 1996 and the total compensation that Kemper Funds paid or accrued to each trustee during the calendar year 1996.



                                                            TOTAL
                                          AGGREGATE      COMPENSATION
                                         COMPENSATION    KEMPER FUNDS
                                           PAID BY         PAID TO
           NAME OF TRUSTEE                 THE FUND      TRUSTEES(2)
--------------------------------------   ------------    ------------
James E. Akins........................     $ 32,900        $ 94,300
Arthur R. Gottschalk(1)...............       36,000         102,700
Frederick T. Kelsey(1)................       37,700         106,800
Fred B. Renwick.......................       32,900          94,300
John B. Tingleff......................       32,900          94,300
John G. Weithers......................       32,900          94,300


---------------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Fund. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds --Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and prior fiscal years for this Fund are $69,600 for Mr. Gottschalk and $111,900 for Mr. Kelsey.


(2) Includes compensation for service on the boards of 13 Kemper Funds with 36 fund portfolios during the calendar year 1996. Each trustee currently serves as a Board member of 13 Kemper Funds with 39 fund portfolios.



FUND OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth and terms of office indicated, is set forth below.



Daniel J. Bukowski (05/06/63), vice president of the Fund since 03/06/96, is senior vice president and director of quantitative research.



David H. Burshtan (10/24/61), vice president of the Fund since 01/17/97, is vice president of ZKI.



Robert S. Cessine (01/05/50), vice president of the Fund since 03/06/96, is senior vice president of ZKI since January 1993; formerly, senior corporate bond analyst at an investment management company.



Philip J. Collora (11/15/45) vice president of the Fund since 02/28/92, and secretary of the Fund since 03/02/95, is senior vice president and assistant secretary of ZKI.


Jerome L. Duffy (06/29/36), treasurer of the Fund since 01/22/87, is senior vice president of ZKI.

Thomas H. Forester (12/15/58), vice president of the Fund since 07/15/97, is managing director of ZKVA.



William M. Knapp (04/23/61), vice president of the Fund since 01/17/97, is first vice president of ZKI.


Gary A. Langbaum (12/16/48), vice president of the Fund since 06/20/95, is executive vice president of ZKI.


Maureen P. Lentz (08/26/61), vice president of the Fund since 01/17/97, is vice president of ZKI.



Charles R. Manzoni, Jr. (01/23/47), vice president of the Fund since 09/04/96, is executive vice president, secretary and general counsel of ZKI; secretary, ZKI Holding Corp.; secretary, ZKI Agency, Inc., and formerly, Partner, Gardner, Carton & Douglas.


Michael A. McNamara (12/28/44), vice president of the Fund since 02/28/92, is senior vice president of ZKI.


John E. Neal (03/09/50), vice president of the Fund since 01/17/97, is president of Kemper Funds Group, a unit of ZKI, and director of ZKI, ZKVA and Zurich Kemper Distributors, Inc. ("ZKDI").



Robert C. Peck, Jr. (10/01/46), vice president of the Fund since 07/15/97, is executive vice president, chief investment officer-fixed income of ZKI, and formerly, executive vice president and chief investment officer of an unaffiliated investment management firm.


Frank J. Rachwalski, Jr. (03/26/45), vice president of the Fund since 03/02/95, is senior vice president of ZKI.

Harry E. Resis, Jr. (11/24/45), vice president of the Fund since 03/02/95, is senior vice president of ZKI.


Steven H. Reynolds (09/11/43), vice president of the Fund since 11/10/95, is executive vice president and chief investment officer-equities of ZKI.



Kurt R. Stalzer (05/01/58), vice president of the Fund since 01/17/97, is senior vice president of ZKI.



Steven T. Stokes (07/18/62) vice president of the Fund since 01/17/97, is managing director of ZKVA.



Stephen B. Timbers (08/08/44), president of the Fund since 03/11/95, is president, chief executive officer, chief investment officer and director of ZKI and director of ZKDI, ZKVA and LTV Corporation; formerly, president and chief operating officer of Kemper Corporation. Mr. Timbers is also Trustee of the Fund.



Richard L. Vandenberg (11/16/49), vice president of the Fund since 01/17/97 is senior vice president of ZKI; prior thereto, senior vice president and portfolio manager of an investment management firm.

The officers of the Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified. It is anticipated that, after consummation of the Transaction, the Board of the Fund will elect new officers who are expected to include persons currently affiliated with Scudder.


SHAREHOLDINGS. As of September 22, 1997, shares of each series of the Fund were owned of record by the Participating Insurance Companies as set forth on Exhibit A.


ITEM 2. SELECTION OF INDEPENDENT AUDITORS

A majority of the members of the Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for the Fund since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD OF TRUSTEES RECOMMENDATION

The Board recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEM 3. NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION


Zurich Kemper Investments, Inc. ("ZKI") is the investment adviser and manager for each series of INFS other than KVP and KSCVP. Zurich Kemper Value Advisors, Inc. ("ZKVA") is the investment adviser and manager for KVP and KSCVP. ZKI and its indirect parent, Zurich Insurance Company ("Zurich"), entered into a transaction agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI and ZKVA will be combined with SKI.


As discussed above, consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's current investment management agreement with ZKI (or ZKVA in the case of KVP and KSCVP). As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment.

In anticipation of the Transaction, a new investment management agreement ("management agreement") between the Fund and SKI is being proposed for approval by shareholders of the Fund. (Depending on the timing of the combination of the Scudder, ZKI and ZKVA organizations, the new investment management agreement may initially be between the Fund and ZKI (or ZKVA in the case of KVP and KSCVP) for some period following the Transaction and then be transferred to SKI without further action on the part of shareholders of the Fund. Accordingly, approval of the new agreement with SKI would also include approval of any interim agreement with ZKI or ZKVA following the assignment of the current agreement. SKI, ZKI or ZKVA as party to the new investment management agreement, is sometimes referred to in this proxy statement as the "investment manager.") A copy of the form of the new management agreement is attached hereto as Exhibit B.


BOARD OF TRUSTEES RECOMMENDATION

The Board of the Fund met on July 8, 1997, July 15, 1997, August 18-19, 1997 and September 19-20, 1997 to consider the Transaction and its anticipated effects upon ZKI and ZKVA and the investment management and other services provided to the Fund by ZKI, ZKVA and its affiliates. In addition, the Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. On September 20, 1997 the Board of the Fund, including a majority of the Board members who are not parties to such agreement or interested persons of any such party, voted unanimously to approve the new management agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 3.

The Board recommends that shareholders vote FOR approval of the new management agreement.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

The current management agreement provides that the Fund's investment manager acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under the current management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.


For the services and facilities furnished, the Fund pays an investment management fee as a percentage of average daily net assets, payable monthly at the annual rates shown below. Exhibit G reflects the management fees paid by the Fund for the fiscal year ended December 31, 1996 (except for KBCP and KGIP, which commenced operations on May 1, 1997).


                     SERIES                         MANAGEMENT FEE
                     ------                         --------------
KMMP.............................................         .50%
KTRP.............................................         .55%
KHYP.............................................         .60%
KGP..............................................         .60%
KGSP.............................................         .55%
KIP..............................................         .75%
KSCGP............................................         .65%
KIGBP............................................         .60%
KVP..............................................         .75%
KSCVP............................................         .75%
KVGP.............................................         .75%
KH20P............................................         .60%
KH10P............................................         .60%
KH5P.............................................         .60%
KBCP.............................................         .65%
KGIP.............................................         .75%

The management agreement provides that the Fund's investment manager will reimburse the Fund should the operating expenses of the Fund, including the investment management fee, but excluding taxes, interest, distribution fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed on an annual basis the most restrictive applicable state expense limitation. Currently, the Fund is not subject to any state expense limitation.

The management agreement provides that the Fund's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

The management agreement may be terminated for the Fund or series thereof without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.

ZKI or ZKVA, as the case may be, has acted as investment adviser and manager for each series since it commenced public offering of its shares as shown below. Also shown is the date of each current management agreement, the date when the current management agreement was last approved by the trustees and shareholders of each series, the purpose of the last submission to shareholders of the current management agreement, and the date to which the current management agreement continues.


           COMMENCEMENT                APPROVAL OF CURRENT         CURRENT
                OF        DATE OF         AGREEMENT BY            AGREEMENT
            INVESTMENT    CURRENT    -----------------------     CONTINUED BY
  SERIES    OPERATIONS   AGREEMENT   TRUSTEES   SHAREHOLDERS     TRUSTEES TO
-----------------------  ---------   --------   ------------     ------------
KMMP.......   09/03/87   01/04/96    03/11/97    09/19/95(a)       04/01/98
KTRP.......   09/03/87   01/04/96    03/11/97    09/19/95(a)       04/01/98
KHYP.......   09/03/87   01/04/96    03/11/97    09/19/95(a)       04/01/98
KGP........   09/03/87   01/04/96    03/11/97    09/19/95(a)       04/01/98
KGSP.......   09/03/87   01/04/96    03/11/97    09/19/95(a)       04/01/98
KIP........   01/06/92   01/04/96    03/11/97    09/19/95(a)       04/01/98
KSCGP......   05/01/94   01/04/96    03/11/97    09/19/95(a)       04/01/98
KIGBP......   05/01/96   01/04/96    03/11/97    04/30/96(b)       04/01/98
KVP........   05/01/96   01/04/96    03/11/97    04/30/96(b)       04/01/98
KSCVP......   05/01/96   01/04/96    03/11/97    04/30/96(b)       04/01/98
KVGP.......   05/01/96   01/04/96    03/11/97    04/30/96(b)       04/01/98
KH20P......   05/01/96   01/04/96    03/11/97    04/30/96(b)       04/01/98
KH10P......   05/01/96   01/04/96    03/11/97    04/30/96(b)       04/01/98
KH5P.......   05/01/96   01/04/96    03/11/97    04/30/96(b)       04/01/98
KBCP.......   05/01/97   01/04/96    03/11/97    04/30/97(b)       04/01/98
KGIP.......   05/01/97   01/04/96    03/11/97    04/30/97(b)       04/01/98


---------------
(a) The current management agreement was last submitted to shareholders for approval in connection with the Zurich/Kemper merger.

(b) The current management agreement was last submitted to shareholders for approval by the initial shareholder (i.e., ZKI) immediately prior to the commencement of the public offering of shares.

SUB-ADVISER--ZIML


KTRP, KHYP, KGP, KIP, KSCGP, KIGBP, KVGP, KH20P, KH10P, KH5P, KBCP and KGIP each use the investment management services of Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, UK, ECM4 7RQ, an indirect subsidiary of Zurich and an affiliate of ZKI, with respect to investments in foreign securities pursuant to the sub-advisory agreements between ZKI and ZIML described below. The current sub-advisory agreements are dated December 1, 1996, were last approved for continuation by the Board on March 11, 1997, and will continue, unless replaced or otherwise terminated, until April 1, 1998.



As with the investment management agreements, the sub-advisory agreements with ZIML will terminate upon consummation of the Transaction. As discussed below, new sub-advisory agreements are proposed for KIP and KGIP (series of the Fund). (See "Item 4. New Sub-Advisory Agreement with Zurich Investment Management Limited.") For KTRP, KHYP, KGP, KSCGP, KIGBP, KVGP, KH20P, KH10P, KH5P and KBCP however, new sub-advisory agreements are not being proposed; rather, it is expected that the investment manager would assume responsibility for the portion of those Funds' assets invested in foreign securities. In addition, as described above, it is expected that ownership of ZIML will be transferred to SKI or to a direct or indirect wholly-owned subsidiary of SKI upon consummation of the Transaction.


Under the terms of the Sub-Advisory Agreement for a Fund, ZIML renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. For its services, ZIML receives from ZKI (not from the Funds) a monthly fee at the annual rate of .35% for KTRP, KGP, KIP, KSCGP, KVGP, KH20P, KH10P, KH5P and KBCP and .30% for KHYP, KIGBP, and KGIP on the portion of the average daily net assets allocated by ZKI to ZIML for management.

Each Sub-Advisory Agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the Sub-Advisory Agreement.

Each Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the Board members who are not parties to such agreement or interested persons of any such party except in their capacity as Board members of the Fund and (b) by the shareholders or the Board. Each Sub-Advisory

Agreement may be terminated at any time for a Fund upon 60 days notice by ZKI, ZIML or the Board or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. No sub-advisory fees were paid by ZKI to ZIML for each Fund's 1996 fiscal year, although in prior fiscal years ZKI has paid ZIML for its services to ZKI with respect to foreign securities investments of certain Funds.

SUB-ADVISER--ZKVA


KVGP, KH20P, KH10P and KH5P use the investment management services of Zurich Kemper Value Advisors, Inc. ("ZKVA") with respect to investments in the value portion of KVGP, KH20P, KH10P and KH5P pursuant to the sub-advisory agreement between ZKI and ZKVA described below. ZKVA is a wholly-owned subsidiary of ZKI and is located at 280 Park Avenue, New York, New York 10017. The current sub-advisory agreement is dated December 1, 1996, was approved on April 30, 1996, by ZKI as the initial shareholder, was last approved for continuation by the Board on March 11, 1997, and will continue, unless replaced or otherwise terminated, until April 1, 1998.


As with the investment management agreements, upon consummation of the Transaction, the sub-advisory agreement with ZKVA will terminate. As discussed below, a new sub-advisory agreement with ZKVA is being proposed. (See "Item 5. New Sub-Advisory Agreement with Zurich Kemper Value Advisors, Inc.") However, it is expected that, upon consummation of the Transaction or soon thereafter, ZKVA will be combined with SKI, the separate sub-advisory agreement with ZKVA will be terminated, and all ZKVA functions will be provided by SKI.

Under the terms of the Sub-Advisory Agreement, ZKVA manages the value portion of KVGP, KH20P, KH10P and KH5P and provides such investment advice, research and assistance as ZKI may, from time to time, reasonably request. For its services, ZKVA receives from ZKI (not from the Fund) a monthly fee at the annual rate of
 .25% of average daily net assets, in the case of KVGP, and .25% on the portion of average daily net assets of KH20P, KH10P and KH5P allocated by ZKI to ZKVA.

The Sub-Advisory Agreement provides that ZKVA will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKVA in the performance of its duties or from reckless disregard by ZKVA of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement continues by its terms from year to year if such continuance is specifically approved at least annually (a) by a majority of Board members who are not parties to such agreement or interested persons of any such party except in their capacity as Board members of the Fund, and (b) by the shareholders or the Board of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by ZKI, ZKVA or the Board of the Fund or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.


The sub-advisory fees paid by ZKI to ZKVA for each series for the fiscal year ended December 31, 1996 were $7,233, $0, $0, and $0 for KVGP, KH20P, KH10P and KH5P, respectively.


NEW INVESTMENT MANAGEMENT AGREEMENT


The new investment management agreement for the Fund is substantially similar to the current investment management agreement. While the form of the agreement is different (i.e., a form generally used by Scudder), there is no material difference in the substance of the obligations of the investment manager under the agreement except that, under a separate agreement with Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, SFAC, rather than the Fund's investment manager, will compute the net asset value for each Fund. SFAC will not charge the Fund for this service and has no current intention to do so; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under the agreement. In addition, the management fee under the new agreement is paid at the end of each month and is computed as 1/12 of the applicable annual rate based upon the average daily net assets for such month; whereas, under the current agreement, the management fee is paid at the end of each month and is computed at the annual rate based upon the average daily net assets. While the annual rates are the same under the current and new agreements, depending upon the level of net assets at any time, the fees paid may differ.


The new management agreement will be dated as of the date of the consummation of the Transaction, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The new management agreement will be in effect for an initial term ending on the same date as would the current management agreement but for the Transaction, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

BOARD OF TRUSTEES EVALUATION

On June 27, 1997, the Board of the Fund was informed of the Transaction. Thereafter, the Board was given extensive information about the Transaction and Scudder. The Board met with senior management personnel of Zurich and Scudder and had extended discussions regarding Zurich's and Scudder's plans for ZKI, ZKVA, SKI and the Fund. Throughout the process, the Independent Trustees of the Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. The Board met on July 8, 1997, July 15, 1997, August 18-19, 1997 and September 19-20, 1997 to consider the Transaction and its effects on the Fund. The Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. As a result of its review and consideration of the Transaction and the proposed new management agreements, at its meeting on September 20, 1997, the Board of the Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

In connection with its review, the Board obtained substantial information regarding: the management, financial position and business of Scudder; the history of Scudder's business and operations; the investment performance of the investment companies and private accounts advised by Scudder; the anticipated effect of the Transaction on the Fund and its shareholders; and future plans of Zurich and Scudder with respect to ZKI, ZKVA, SKI and the Fund. The Board also received information regarding the terms of the Transaction and comprehensive financial information, including: employment agreements with senior Scudder executives; incentive stock compensation to be given to key ZKI personnel; and anticipated SKI management and board of directors.

In connection with their deliberations, the Board of the Fund obtained certain assurances from Zurich and Scudder, including the following:

- Zurich and Scudder have provided to the Board such information as is reasonably necessary to evaluate the new management and other agreements.

- Zurich looks upon SKI as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to SKI and its affairs all attention and resources that are necessary to provide for the Fund top quality investment management, shareholder, administrative and product distribution services.

- Scudder looks upon the Kemper Funds as a core part of Scudder's global asset management strategy. With that focus, Scudder will devote to the Kemper Funds and their affairs all attention and resources that are necessary to provide for the Fund top quality investment management, shareholder, administrative and product distribution services.

- The Transaction will not result in any change in the Fund's investment objectives or policies.

- The Transaction is not expected to result in any adverse change in the investment management or operations of the Fund; and neither Zurich nor Scudder plans to make any material change in the manner in which investment advisory services or other services are rendered to the Fund which has the potential to have a material adverse effect upon the Fund.

- Zurich and Scudder are committed to the continuance, without interruption, of services to the Fund of the type and quality currently provided by ZKI and its subsidiaries, or superior thereto.

- Zurich and Scudder plan to maintain or enhance the SKI facilities and organization.

- In order to retain and attract key personnel, Zurich and Scudder intend for SKI to maintain overall compensation policies and practices at market levels or better.

- Zurich and Scudder intend to maintain the distinct brand identity of the Kemper and Scudder Funds and are committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

- Scudder has in place a detailed and comprehensive plan of action to effectively deal with the year 2000 issue for all SKI operations. The Kemper Funds will not be transferred from their current systems unless certain conditions are met.

- Zurich and Scudder will promptly advise the Board of decisions materially affecting the SKI organization as they relate to the Fund. Neither this, nor any of the other above commitments will be altered by Zurich or Scudder without the Board's prior consideration.

Zurich and Scudder assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of the Fund, currently and as proposed, would be in compliance with this provision of Section 15(f). (See Item 1--"Election of Board of Trustees.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich and Scudder are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Transaction. Zurich and Scudder have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Transaction. In furtherance thereof, ZKI has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Fund's shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Fund and the Independent Trustees, and Zurich has agreed to indemnify the Fund and the Independent Trustees for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Fund and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.


In evaluating the new management agreement, the Board took into account that the fees and expenses payable by the Fund under the new management agreement are the same as under the current management agreement, that the services provided to the Fund are the same (except for services to be provided under a separate Fund Accounting Agreement as described above) and that the other terms are substantially similar. The Board also took into consideration the extent to which portfolio managers and research personnel would continue their functions with SKI. The Board also considered Scudder's representation that the Fund's shareholder service providers and the terms of the shareholder service agreements were not being proposed to be changed. The Board noted that, in previously approving the continuation of the current management agreement, the Board had considered a number of factors, including the nature and quality of services provided by ZKI and ZKVA; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; ZKI profitability from managing the Fund; fall-out benefits to ZKI from its relationship to the

Fund, including revenues derived from services provided to the Fund by affiliates of ZKI; and the potential benefits to ZKI and to the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board also considered that while Scudder is authorized to pay a commission that is higher than the lowest available in order to receive research assistance, Scudder does not negotiate arrangements pursuant to which Scudder receives specific research products or services in exchange for the expectation that Scudder will direct a specified amount of brokerage commissions to particular broker-dealers.


The Board discussed the Transaction with the senior management of ZKI, Scudder and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to SKI as are necessary to provide the Fund with top quality services. The Board also considered that Scudder is a large, well-established investment advisory firm with a substantial number of highly rated funds.

As a result of their review and consideration of the Transaction and the new management agreement, at its meeting on September 20, 1997, the Board of the Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of the Fund recommends that shareholders vote FOR approval of the new management agreement.

ITEM 4. NEW SUB-ADVISORY AGREEMENT WITH
ZURICH INVESTMENT MANAGEMENT LIMITED
(FOR KIP AND KGIP ONLY.)

Zurich Investment Management Limited ("ZIML") is the sub-adviser for KIP and KGIP. As noted above, the consummation of the Transaction and the ZIML Transaction each would constitute an "assignment," as defined in the 1940 Act, of each Fund's current sub-advisory agreement with ZIML. As required by the 1940 Act, each current sub-advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction and the ZIML Transaction, a new sub-advisory agreement with ZIML is being proposed for approval by the shareholders of KIP and KGIP. The new sub-advisory agreement with ZIML is on the same terms as the current sub-advisory agreement. A vote in favor of Item 4 will approve both the new sub-advisory agreement with ZIML to be effective at the time of the Transaction as well as the sub-advisory agreement with ZIML to be effective at the time of the ZIML Transaction. A copy of the new sub-advisory agreement is attached hereto as Exhibit C.

A new sub-advisory agreement will be dated as of the date of the consummation of the Transaction or the ZIML Transaction and will be in effect for an initial term ending on the same date as would the current sub-advisory agreement but for the Transaction (or ZIML Transaction), and may continue thereafter from year to year if such continuance is specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of each of the Funds, as defined under the 1940 Act, or the Board, including, in either event, the vote of a majority of the Board members who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such a purpose.

BOARD OF TRUSTEES RECOMMENDATION

The Board of the Fund recommends that shareholders of KIP and KGIP vote FOR approval of the new sub-advisory agreement with ZIML.

ITEM 5. NEW SUB-ADVISORY AGREEMENT WITH
ZURICH KEMPER VALUE ADVISORS, INC.
(FOR KVGP, KH20P, KH10P AND KH5P ONLY.)

Zurich Kemper Value Advisors, Inc. ("ZKVA") is the sub-adviser for KVGP, KH20P, KH10P and KH5P. As noted above, the consummation of the Transaction would constitute an "assignment," as defined in the 1940 Act, of KHF's current sub-advisory agreement with ZKVA. As required by the 1940 Act, the current sub-advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new sub-advisory agreement with ZKVA is being proposed for approval by the shareholders of KVGP, KH20P, KH10P and KH5P. The new sub-advisory agreement with ZKVA is on the same terms as the current sub-advisory agreement. A copy of the new sub-advisory agreement is attached hereto as Exhibit D.

The new sub-advisory agreement for each Fund will be dated as of the date of the consummation of the Transaction and will be in effect for an initial term ending on the same date as would the current sub-advisory agreement but for the Transaction, and may continue thereafter from year to year if such continuance is specifically approved at least annually by vote of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or the Board, including, in either event, the vote of a majority of the Board members who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. It is expected, however, that upon consummation of the Transaction or soon thereafter, ZKVA will be combined with SKI, the separate sub-advisory agreement with ZKVA will be terminated and all ZKVA functions will be provided by SKI.

BOARD OF TRUSTEES RECOMMENDATION

The Board of the Fund recommends that shareholders of KVGP, KH20P, KH10P and KH5P vote FOR approval of the new sub-advisory agreement with ZKVA.

ITEM 6. AMENDMENT OF AGREEMENT AND DECLARATION OF TRUST


The Board, including a majority of the non-interested Board Members (as defined in the 1940 Act), considered and approved, subject to shareholder approval, an amendment to each Fund's Agreement and Declaration of Trust that would allow the establishment of a multiple class fund structure. This would permit the Fund to issue classes that would differ as to the allocation of certain expenses, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. While neither the Board nor ZKI has determined that the Funds should offer a multi-class fund structure, the Board believes it to be in the best interests of each Fund to have the flexibility to adopt such a structure at a future date.


Each share of a class of a Series would represent an identical legal interest in the investment portfolio of that Series and have the same rights, except that each class may bear certain expenses specifically related to the distribution of its shares and each class may bear certain other expenses specifically allocated to that class such as transfer agency fees and administrative services fees. Although the legal rights of the classes would be identical, it is likely that the different expenses borne by each class would result in different net asset values and dividends. Each class would have exclusive voting rights with respect to any plan of distribution adopted for such class pursuant to Rule 12b-1 under the 1940 Act. The classes would also have different exchange privileges. The implementation of a multi-class fund structure would not alter the rights and privileges of the current shareholders, nor would it affect the net asset value of a current shareholder's investment.


If the shareholders approve this proposal, the Declaration of Trust will be amended to allow for the creation of separate classes of shares and to define the effects of the creation of separate classes. The principal change is that
Article III, Section 1, entitled "Division of Beneficial Interest," would be amended to provide, in part, that "The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, shares of each such class having such preferences and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine." Thereafter, in general, references to "series" would be changed as appropriate to reflect the existence of series and classes and to recognize the preferences, rights and privileges that may arise as a result of the creation of a particular class. By the amendment, shareholders would be giving the Board authority, without further shareholder approval, to create separate classes of shares in the future with such preferences, rights and privileges as the Board may determine. A class of shares may or may not be available to any particular group or type of investor.

In connection with the above amendment of the Declaration of Trust, a clarifying amendment to the Declaration of Trust will be made. The Declaration of Trust currently provides that shareholders may vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders. If this proposal is approved, the Declaration of trust will be amended to delete this provision. This deletion would clarify that issues concerning the institution or maintenance of class action or derivative legal proceedings related to the Fund are not subject to shareholder consideration but will be considered by the Board, the appropriate judicial forum or the plaintiffs, depending upon the circumstances.

BOARD OF TRUSTEES RECOMMENDATION.

The Board of the Fund recommends that shareholders vote FOR approval of the amendment of the Fund's Agreement and Declaration of Trust.

OTHER INFORMATION

ZKI. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $85 billion under management. ZKI acts as investment manager or principal underwriter for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management ("Zurich").

The investment companies to which ZKI and its affiliates render investment management services, and the related management fees, are identified in Exhibit E.

The names, addresses and principal occupations of the principal executive officer and the directors of ZKI are as follows:

NAME AND ADDRESS                 PRINCIPAL OCCUPATION
----------------                 --------------------
Stephen B. Timbers, Chief        President, Chief Executive
Executive Officer and Director   Officer and Chief Investment
222 South Riverside Plaza        Officer, ZKI
Chicago, Illinois 60606
John E. Neal, Director           President, Kemper Funds Group
222 South Riverside Plaza
Chicago, Illinois 60606
William E. Chapman II,           President, Kemper Retirement
Director                         Plans Group
222 South Riverside Plaza
Chicago, Illinois 60606

ZIML. Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, is an indirect subsidiary of Zurich. The names, addresses and principal occupations of the principal executive officer and the directors of ZIML are as follows:


NAME AND ADDRESS                 PRINCIPAL OCCUPATION
----------------                 --------------------
Dennis H. Ferro, Chief           Chief Executive Officer and
Executive Officer and Director   Managing Director--Equities,
1 Fleet Place                    ZIML
London, U.K. EC4M 7RQ
Gordon K. Johns, Director        Managing Director, ZIML
1 Fleet Place
London, U.K. EC4M 7RQ
Laurence W. Cheng, Director      Member of Corporate Executive
1 Fleet Place                    Board and Chief Investment
London, U.K. EC4M 7RQ            Officer for Investments and
                                 International Asset Management,
                                 Zurich
Richard D. W. Hass, Director     Finance Director, Compliance
1 Fleet Place                    Officer and Joint Secretary,
London, U.K. EC4M 7RQ            ZIML

ZKVA. Zurich Kemper Value Advisors, Inc. ("ZKVA"), 280 Park Avenue, New York, New York 10017, the investment manager for KVP and KSCVP and sub-adviser for KVGP, KH20P, KH10P and KH5P, is a wholly-owned subsidiary of ZKI. The names, addresses and principal occupations of the principal executive officer and the directors of ZKVA are as follows:

NAME AND ADDRESS                 PRINCIPAL OCCUPATION
----------------                 --------------------
George Keith, Chief Executive    President and Chief Executive
Officer                          Officer, ZKVA
280 Park Avenue
40th Floor
New York, New York 10017
Stephen B. Timbers, Director     President, Chief Executive
222 South Riverside Plaza        Officer and Chief Investment
Chicago, Illinois 60606          Officer, ZKI
John E. Neal, Director           President, Kemper Funds Group
222 South Riverside Plaza
Chicago, Illinois 60606



UNDERWRITER. Zurich Kemper Distributors, Inc. ("ZKDI"), an affiliate of ZKI and ZKVA, serves as distributor and principal underwriter for the Fund pursuant to an underwriting agreement. ZKDI bears all its expenses of providing services pursuant to the agreement. ZKDI provides for the preparation of advertising or sales literature, and bears the cost of printing and mailing prospectuses to persons other than shareholders and contract owners. ZKDI bears the cost of qualifying and maintaining the qualification of the Fund shares for sale under the securities laws of Massachusetts and the Fund bears the expense of registering its shares with the Securities and Exchange Commission. ZKDI will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll free telephone services and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") is in effect that provides the Fund shall bear some or all of such expenses. It is expected that ZKDI will continue to serve as the Fund's underwriter after consummation of the Transaction.

ZKDI currently offers shares of each series of the Fund continuously to the separate accounts of Participating Insurance Companies where permitted by applicable law. The underwriting agreement provides that ZKDI accepts orders for shares at net asset value as no sales commission or load is charged. ZKDI has made no firm commitment to acquire shares of the Fund.

NOTE: Although the Fund does not currently have a 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to ZKDI in the underwriting agreement.


PORTFOLIO TRANSACTIONS. ZKI and its affiliates furnish investment management services for the Kemper Funds and other clients including affiliated insurance companies. ZKI and its affiliates share some common research and trading facilities. Zurich Investment Management Limited ("ZIML") is the sub-adviser for KIP and KGIP. ZIML is the sub-adviser for other Kemper Funds as well. Zurich Kemper Value Advisors, Inc. ("ZKVA") is the investment manager for KVP and KSCVP and the sub-adviser for KVGP, KH20P, KH10P and KH5P. ZKVA is the investment manager and sub-adviser for other Kemper Funds as well. (Each of ZKI, ZIML and ZKVA are referred to as an "Adviser.") At times investment decisions may be made to purchase or sell the same investment securities for the Fund and for one or more of the other clients managed by an Adviser or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each and so that each receives, to the extent practicable, the average price of such transactions.



The Advisers, in effecting purchases and sales of portfolio securities for the account of the Fund, implement the Fund's policy of seeking best execution of orders. The Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Advisers and their affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisers and their affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, the Advisers may give consideration to those firms that have sold or are selling shares of other funds managed by the Advisers and their affiliates or variable life insurance and variable annuity contracts funded by the Fund, as well as to those firms that provide market, statistical and other research information to the Fund and the Advisers and their affiliates although the Advisers are not authorized to pay higher commissions to firms that provide such services, except as described below.



The Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include, among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of the products or services in accordance with the anticipated research and non-research uses, and the cost attributable to non-research use is paid by the Adviser or one of its affiliates in cash. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board of the Fund, the Fund could pay a firm that provides research services to the Advisers commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if an Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's overall responsibilities to the Fund or other clients. Not all such research services may be useful or of value in advising the Fund. Research benefits will be available for all clients of the Advisers and their affiliates. In addition, the investment management fee paid by the Fund to an Adviser is not reduced because the Adviser receives these research services.



SKI. It is expected that SKI (including ZKI and ZKVA under SKI's ownership) will implement portfolio transaction policies that are substantially similar to those currently used by the Advisers. In addition, to the maximum extent feasible, it is expected that SKI will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which will in turn place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.



Set forth in Exhibit G are the total brokerage commissions paid by the Fund for its most recently completed fiscal year, as well as the percentage of such amounts that was allocated to broker-dealer firms on the basis of research information.


SCUDDER. Scudder, Stevens & Clark, Inc. ("Scudder"), 345 Park Avenue, New York, New York 10154, is one of America's oldest and largest investment management firms. It manages approximately $125 billion in assets globally, about $50 billion of which are invested in equities and the balance in fixed income and money market investments. Scudder manages approximately $45 billion in a variety of open-end and closed-end funds for nearly two million shareholder accounts. The firm also provides investment services for private and institutional clients, such as trusts, endowments, and corporate employee benefit plans. Scudder manages more than $25 billion internationally in both developed and emerging markets. The firm is one of the world's largest managers of pension fund assets invested overseas.



Scudder manages two families of pure no-load mutual funds. The Scudder Family of Funds (approximately $23 billion) comprises 53 money market, bond and equity mutual funds. The AARP Investment Program from Scudder, a family of 15 funds (approximately $14 billion), is designed to address the needs of the more than 33 million members of the American Association of Retired Persons. The balance of the funds under management (approximately $5 billion) comprises offshore, variable life insurance and other kinds of funds.


The investment companies to which Scudder renders investment management services, and the related fees, are identified in Exhibit F.

The names, addresses and principal occupations of the principal executive officer and the directors of Scudder are as follows:

NAME AND ADDRESS                 PRINCIPAL OCCUPATION
----------------                 --------------------
Daniel Pierce, Director          Chairman of the Board and
Two International Place          Managing Director, Scudder
Boston, Massachusetts 02110
Edmond D. Villani, Chief         President, Chief Executive
Executive Officer and Director   Officer and Managing Director,
345 Park Avenue                  Scudder
New York, New York 10154
Stephen R. Beckwith, Director    Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Lynn S. Birdsong, Director       Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Nicholas Bratt, Director         Managing Director, Scudder
345 Park Avenue
New York, New York 10154

NAME AND ADDRESS                 PRINCIPAL OCCUPATION
----------------                 --------------------
E. Michael Brown, Director       Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Mark S. Casady, Director         Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Linda C. Coughlin, Director      Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Margaret D. Hadzima, Director    Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Jerard K. Hartman, Director      Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Richard A. Holt, Director        Managing Director, Scudder
Two Prudential Plaza
180 North Stetson, Suite 5400
Chicago, Illinois 60601
John T. Packard, Director        Managing Director, Scudder
101 California Street
San Francisco, California
94111
Kathryn L. Quirk, Director       Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Cornelia M. Small, Director      Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Stephen A. Wohler, Director      Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110


After consummation of the Transaction, it is anticipated that the principal executive officer and directors of SKI will be as follows:

NAME AND ADDRESS                 PRINCIPAL OCCUPATION
----------------                 --------------------
Lynn Birdsong, Director          Senior Executive Officer --
345 Park Avenue                  International Operations, SKI
New York, New York 10154

NAME AND ADDRESS                 PRINCIPAL OCCUPATION
----------------                 --------------------
Lawrence Cheng, Director         Member of Corporate Executive
Mythenquai 2                     Board and Chief Investment
8002 Zurich, Switzerland         Officer for Investments and
                                 International Asset Management,
                                 Zurich
Steven Gluckstern, Director      Member of Corporate Executive
Mythenquai 2                     Board and responsible for
8002 Zurich, Switzerland         Reinsurance, Structured Finance,
                                 Capital Market Products and
                                 Strategic Investments, Zurich
Rolf Hueppi, Director            Chairman and Chief Executive
Mythenquai 2                     Officer, Zurich; Chairman of
8002 Zurich, Switzerland         Board of Directors, SKI
Markus Rohrbasser, Director      Chief Financial Officer and
Mythenquai 2                     Member of Corporate Executive
8002 Zurich, Switzerland         Board, Zurich
Cornelia Small, Director         Senior Executive Officer --
345 Park Avenue                  Investment Management, SKI
New York, New York 10154
Edmond Villani, Chief            Chief Executive Officer, SKI
Executive Officer and Director
345 Park Avenue
New York, New York 10154

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by ZKI, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ZKI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, ZKI has retained First Data Corp. to solicit proxies on behalf of the Fund's Board and the boards of the other Kemper Funds, the fee for which will be borne by ZKI. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-1048.

PROPOSALS OF SHAREHOLDERS

As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights.

Each valid proxy and contract owner voting instruction will be voted in accordance with the instructions on the proxy and voting instruction and as the persons named in the proxy determine on such other business as may come before the Meeting. If no designation is given, the proxy will be voted FOR the election of the persons who have been nominated as trustees for the Fund and FOR Items 2, 3, 4 (if applicable), 5 (if applicable) and 6. Interests of contract owners for which no voting instructions are received will be voted in proportion to the instructions that are timely received. Contract owners who execute voting instructions may revoke them at any time before they are voted, by executing and submitting a revised voting instruction form, by writing to the Fund, or by revoking in person at the time of the Meeting. Only a shareholder may execute or revoke a proxy. Therefore, a contract owner who has given voting instructions may revoke them only through the Participating Insurance Companies. Voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of trustees) requires a plurality vote of the shares of the Fund. This means that the eight nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter. Item 3 (approval of new investment management agreement), Item 4 (approval of new sub-advisory agreement with ZIML), and Item 5 (approval of new sub-advisory agreement with ZKVA) require the affirmative vote of a "majority of the outstanding voting securities" of the applicable Series. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Item 6 (approval of an amendment to the Fund's Agreement and Declaration of Trust) requires the affirmative vote of more than 50% of the shares of each series of the Fund. If an Item is not approved, the Board would consider appropriate action.



On Items 1 and 2, the Fund will vote in the aggregate and not by series. On Item 3, each series of the Fund will vote separately. On Items 4 and 5, each affected series of the Fund will vote separately. On Item 6, each series of the Fund will vote separately, but approval requires the approval of each series.


The Declaration of Trust of the Fund provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares of the Fund constitutes a quorum. Thus, the meeting for the Fund could not take place on its scheduled date if less than 30% of the shares of the Fund were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting with respect to the Fund to permit further soliciting of proxies from shareholders of the Fund. Any such adjournment would require the affirmative vote of a majority of the shares of the Fund present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the eight nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3, 4, 5 and 6, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of Trustees of the Fund recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,
Philip J. Collora
Secretary

                                 EXHIBIT INDEX


Shareholders........................................   Exhibit A
Form of Investment Management Agreement.............   Exhibit B
Form of Sub-Advisory Agreement with Zurich
  Investment Management Limited.....................   Exhibit C
Form of Sub-Advisory Agreement with Zurich Kemper
  Value Advisors, Inc...............................   Exhibit D
Kemper Funds Net Assets and Management Fees.........   Exhibit E
Investment Objectives and Advisory Fees for Funds
  Advised by Scudder, Stevens & Clark, Inc..........   Exhibit F
Fees and Expenses...................................   Exhibit G

                                                                       EXHIBIT A

                                  SHAREHOLDERS


                                                          NUMBER OF       % OF SHARES
                        NUMBER OF                       SHARES HELD BY      HELD BY
                      SHARES HELD BY    % OF SHARES       ALLMERICA        ALLMERICA
                          KEMPER       HELD BY KEMPER   FINANCIAL LIFE   FINANCIAL LIFE
                      INVESTORS LIFE   INVESTORS LIFE   INSURANCE AND    INSURANCE AND
                        INSURANCE        INSURANCE         ANNUITY          ANNUITY
                        COMPANY(A)       COMPANY(A)       COMPANY(B)       COMPANY(B)
                      --------------   --------------   --------------   --------------
KMMP.................     99,806,215        84.8          17,852,432          15.2
KTRP.................    269,624,769        96.8           8,858,673           3.2
KHYP.................    230,982,679        83.9          44,203,116          16.1
KGP..................    180,469,150        95.9           7,686,406           4.1
KGSP.................     65,863,089        92.5           5,336,838           7.5
KIP..................    104,019,296        85.1          18,241,306          14.9
KSCGP................     55,310,249        87.6           7,833,882          12.4
KIGBP................      4,217,194        43.0           5,601,534          57.0
KVP..................     40,835,440        52.3          37,253,737          47.7
KSCVP................     23,678,171        52.2          21,690,936          47.8
KVGP.................     15,391,890        46.9          17,442,115          53.1
KH20P................      4,595,677        52.4           4,181,594          47.6
KH10P................      6,652,539        49.5           6,779,693          50.5
KH5P.................      3,619,216        43.9           4,622,997          56.1
KBCP.................      1,098,123        15.7           5,875,748          84.3
KGIP.................      1,068,838        50.5           1,047,705          49.5


---------------

(a) Kemper Investors Life Insurance Company is located at One Kemper Drive, Long Grove, Illinois 60049.



(b) Allmerica Financial Life Insurance and Annuity Company is located at 440 Lincoln Street, Worchester, Massachusetts 01653.

                                                                       EXHIBIT B

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT


                             INVESTORS FUND SERIES

                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                                [NAME OF SERIES]

Ladies and Gentlemen:


Investors Fund Series (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares
of beneficial interest, par value $      per share, (the "Shares") in separate
series, or funds. The Board of Trustees has authorized [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.


The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

1. DELIVERY OF DOCUMENTS. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a) The Declaration dated           , 19  , as amended to date.

(b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest
dated           , 19  relating to the Fund.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.


5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of [SEE PAGE 15 OF PROXY STATEMENT FOR EACH FUND'S MANAGEMENT FEE] of 1 percent of the average daily net assets as defined below of the Fund for such month; over
(b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.


The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

8. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in
force until        , 19  , and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

10. LIMITATION OF LIABILITY FOR CLAIMS. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the

Secretary of the Commonwealth of Massachusetts, provides that the name "Investors Fund Series" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.


You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                              Yours very truly,


                              Investors Fund Series, on behalf of

                                             Fund

                              By:
                                  -----------------------------

                                  President

The foregoing Agreement is hereby accepted as of the date hereof.

                              SCUDDER KEMPER INVESTMENTS, INC.

                              By:
                                  -----------------------------

                                  President

                                                                       EXHIBIT C

                         FORM OF SUB-ADVISORY AGREEMENT
                   WITH ZURICH INVESTMENT MANAGEMENT LIMITED

AGREEMENT made this      day of           , 199 , by and between SCUDDER KEMPER
INVESTMENTS, INC., a Delaware corporation (the "Adviser") and ZURICH INVESTMENT MANAGEMENT LIMITED, an English corporation (the "Sub-Adviser").


WHEREAS, Investors Fund Series, a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940;


WHEREAS, the Fund is authorized to issue Shares in separate series with each representing the interests in a separate portfolio of securities and other assets;


WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the series of the Fund known as [name of series] (the "initial series") pursuant to an Investment Management Agreement (the "Management Agreement"); and


WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the portfolio of the Fund's initial series allocated to the Sub-Adviser by the Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the initial series of the Fund allocated by the Adviser in its sole discretion to the Sub-Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the

Sub-Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Fund and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

The Sub-Adviser will keep the Fund and the Adviser informed of developments materially affecting the Fund and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Fund, furnish to the Fund and the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Advisers Act of 1940 and the Investment Company Act of 1940, and all rules and regulations thereunder, and all applicable laws and regulations and with any applicable procedures adopted by the Fund's Board of Trustees and identified in writing to the Sub-Adviser.

The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and cash positions, periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under Management Agreement.

The Sub-Adviser shall provide adequate security with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including any means for the effecting of securities transactions.

The Sub-Adviser agrees that it will make available to the Adviser and the Fund promptly upon their request copies of all of its investment records and ledgers with respect to the Fund to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the Fund's portfolio as the Adviser or the Board of Trustees may reasonably request.

In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under such Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Investment Advisers Act of 1940 for the period specified in that Rule.

The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission, the Investment Management Regulatory Organization ("IMRO") or other regulatory authority.

The Sub-Adviser represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and it is regulated by IMRO and will treat the Fund as a Non-Private

Customer as defined by IMRO. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics that is in form and substance satisfactory to the Adviser. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time.

2. In the event that there are, from time to time, one or more additional series of the Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such additional series shall become subject to this Agreement.


3. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser, at the end of each calendar month, a sub-advisory fee computed at an annual rate of [SEE PAGE 17 OF THE PROXY STATEMENT FOR EACH FUND'S SUB-ADVISORY FEE] of that portion of the average daily net assets of the initial series of the Fund that is allocated by the Adviser to the Sub-Adviser for management.


For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

4. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

5. The Sub-Adviser shall arrange, if desired by the Fund, for officers or employees of the Sub-Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

6. The net asset value for each series of the Fund subject to this Agreement shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

7. Subject to applicable statutes and regulations, it is understood that certain trustees, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

8. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. This Agreement shall become effective with respect to the initial series of the Fund on the date hereof and shall remain in full force until
                    , 199 , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each such series, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such series in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series subject to this Agreement without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty
(60) days written notice to the other party. The Fund may effect termination with respect to any such series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days written notice to the Adviser and the Sub-Adviser.

This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

12. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                 SCUDDER KEMPER INVESTMENTS, INC.

                                 By:
                                      ----------------------------

                                 Title:
                                         -------------------------
                                 ZURICH INVESTMENT MANAGEMENT LIMITED

                                 By:
                                      ----------------------------

                                 Title:
                                         -------------------------

                                                                       EXHIBIT D

                         FORM OF SUB-ADVISORY AGREEMENT
                    WITH ZURICH KEMPER VALUE ADVISORS, INC.

AGREEMENT made this      day of                     , 199 , by and between
SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and ZURICH KEMPER VALUE ADVISORS, INC., a Delaware corporation (the "Sub-Adviser").

WHEREAS, INVESTORS FUND SERIES, a Massachusetts business trust (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, the shares of beneficial interest ("Shares") of each series of which are registered under the Securities Act of 1933;


WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services pursuant to an Investment Management Agreement, dated
                    , 199 (the "Management Agreement"); and



WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the portfolio of four series of the Fund allocated to the Sub-Adviser by the Adviser for management and the Sub-Adviser is willing to render such services, such series being the Value+Growth Portfolio, the Horizon 20+ Portfolio, the Horizon 10+ Portfolio, and the Horizon 5 Portfolio (collectively, the "initial series");


NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund allocated by the Adviser in its sole discretion to the Sub-Adviser for management in accordance with the applicable investment objectives and policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by the Sub-Adviser, and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives or generates are available for all clients of the Sub-Adviser, and that the Fund and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

2. In the event that there are, from time to time, one or more additional series of the Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such series shall become subject to this agreement.


3. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser at the end of each calendar month, a sub-advisory fee computed at an annual rate of .25 of 1% [OF THE AVERAGE DAILY NET ASSETS OF KVGP] [OF THE PORTION OF THE AVERAGE DAILY NET ASSETS OF EACH OF KH20P, KH10P AND KH5P, RESPECTIVELY, ALLOCATED BY THE ADVISER TO THE SUB-ADVISER FOR MANAGEMENT.]


The fee as computed above shall be computed separately for, and charged as an expense of, each series of the Fund based upon the average daily net assets of such series. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

4. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

5. The Sub-Adviser shall arrange, if desired by the Fund, for officers or employees of the Sub-Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

6. The net asset value for each series of the Fund shall be calculated in accordance with the provisions of the Fund's prospectus or as the trustees may determine in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

7. Subject to applicable statutes and regulations, it is understood that certain trustees, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

8. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. This Agreement shall become effective with respect to the initial series of the Fund on the date hereof and shall remain in full force until
                    , 199 , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each series, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days written notice to the Adviser and the Sub-Adviser.

This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepared, to the other party at such address as such other party may designate for the receipt of such notice.

12. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                       SCUDDER KEMPER
                                       INVESTMENTS, INC.

                                       By:
                                           ------------------------------

                                       Title:
                                               --------------------------

ATTEST:

--------------------------------

Title:
--------------------------------

                                       ZURICH KEMPER VALUE
                                       ADVISORS, INC.

                                       By:
                                           ------------------------------


                                       Title:
                                               --------------------------


ATTEST:

--------------------------------

Title:
--------------------------------

                                                                       EXHIBIT E


                  KEMPER FUNDS NET ASSETS AND MANAGEMENT FEES



                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Kemper Technology Fund................       $ 1,063            A
Kemper Total Return Fund..............         3,021            A
Kemper Growth Fund....................         2,738            A
Kemper Small Capitalization Equity
  Fund................................           934            F
Kemper Income and Capital Preservation
  Fund................................           573            B
Kemper National Tax-Free Income Series
  1. Kemper Municipal Bond Fund.......         3,322            C
  2. Kemper Intermediate Municipal
     Bond Fund........................            22            B
Kemper Diversified Income Fund........           779            A
Kemper High Yield Series
  1. Kemper High Yield Fund...........         4,097            A
  2. Kemper High Yield Opportunity
     Fund.............................            --            L
Kemper U.S. Government Securities
  Fund................................         4,163            C
Kemper International Fund.............           472            D
Kemper International Bond Fund........            26            D
Kemper State Tax-Free Income Series
  1. Kemper California Tax-Free Income
     Fund.............................         1,008            B
  2. Kemper New York Tax-Free Income
     Fund.............................           286            B
  3. Kemper Florida Tax-Free Income
     Fund.............................           104            B
  4. Kemper Texas Tax-Free Income
     Fund.............................            12            B
  5. Kemper Ohio Tax-Free Income
     Fund.............................            39            B
  6. Kemper Michigan Tax-Free Income
     Fund.............................             3            B
  7. Kemper New Jersey Tax-Free Income
     Fund.............................             5            B
  8. Kemper Pennsylvania Tax-Free
     Income Fund......................             6            B

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Kemper Portfolios
  1. Kemper Cash Reserves Fund........       $   208            E
  2. Kemper U.S. Mortgage Fund........         2,960            B
  3. Kemper Short-Intermediate
     Government Fund..................           204            B
Kemper Value Fund, Inc.
  1. Kemper Contrarian Fund...........            78            D
  2. Kemper-Dreman High Return Equity
     Fund.............................           738            D
  3. Kemper Small Cap Value Fund......           273            D
Kemper Adjustable Rate U.S. Government
  Fund................................            82            B
Kemper Blue Chip Fund.................           256            A
Kemper Global Income Fund.............           132            D
Kemper Value+Growth Fund..............            39            I
Kemper Quantitative Equity Fund.......             5            A
Kemper Asian Growth Fund..............             2            J
Kemper Europe Fund....................             4            D
Kemper Aggressive Growth Fund.........            --            F
Zurich Money Funds
  1. Zurich Money Market Fund.........         4,362            G
  2. Zurich Government Money Fund.....           671            G
  3. Zurich Tax-Free Money Fund.......           771            G
Zurich YieldWise Money Fund...........           245            G
Cash Equivalent Fund
  1. Money Market Portfolio...........           971            H
  2. Government Securities
     Portfolio........................           404            H
  3. Tax-Exempt Portfolio.............           445            H
Tax-Exempt California Money Market
  Fund................................           119            H
Cash Account Trust
  1. Money Market Portfolio...........           585            H
  2. Government Securities
     Portfolio........................           545            H
  3. Tax-Exempt Portfolio.............           221            H
Investors Cash Trust
  1. Government Securities
     Portfolio........................           169            K
  2. Treasury Portfolio...............            63            K

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
--------------------------------------  -----------------    ----------
Investors Municipal Cash Fund
   1. Investors Florida Municipal Cash
      Fund............................            --            H
   2. Investors New Jersey Municipal
      Cash Fund.......................            --            H
   3. Investors Pennsylvania Municipal
      Cash Fund.......................            --            H
   4. Tax-Exempt New York Money Market
      Fund............................            61            H
Kemper High Income Trust..............           215          0.85%
Kemper Intermediate Government
  Trust...............................           269          0.80%
Kemper Municipal Income Trust.........           466          0.55%
Kemper Multi-Market Income Trust......           220          0.85%
Kemper Strategic Municipal Income
  Trust...............................           128          0.60%
The Growth Fund of Spain, Inc.........           264          1.00%
Kemper Strategic Income Fund..........            53          0.85%
Kemper Horizon Fund
   1. Kemper Horizon 20+ Portfolio....            63            A
   2. Kemper Horizon 10+ Portfolio....            63            A
   3. Kemper Horizon 5 Portfolio......            31            A
Investors Fund Series
   1. Kemper Money Market Portfolio...            71          0.50%
   2. Kemper Total Return Portfolio...           697          0.55%
   3. Kemper High Yield Portfolio.....           289          0.60%
   4. Kemper Growth Portfolio.........           487          0.60%
   5. Kemper Government Securities
      Portfolio.......................            84          0.55%
   6. Kemper International
      Portfolio.......................           163          0.75%
   7. Kemper Small Cap Growth
      Portfolio.......................            69          0.65%
   8. Kemper Investment Grade Bond
      Portfolio.......................             2          0.60%
   9. Kemper Value Portfolio..........            21          0.75%
  10. Kemper Small Cap Value
     Portfolio........................            13          0.75%
  11. Kemper Value+Growth Portfolio...            10          0.75%
  12. Kemper Horizon 20+ Portfolio....             4          0.60%
  13. Kemper Horizon 10+ Portfolio....             6          0.60%
  14. Kemper Horizon 5 Portfolio......             3          0.60%
  15. Kemper Blue Chip Portfolio......            --          0.65%
  16. Kemper Global Income
     Portfolio........................            --          0.75%

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Kemper Target Equity Fund
   1. Kemper Retirement Fund Series
     I................................           117          0.50%
   2. Kemper Retirement Fund Series
     II...............................           173          0.50%
   3. Kemper Retirement Fund Series
     III..............................           127          0.50%
   4. Kemper Retirement Fund Series
     IV...............................           136          0.50%
   5. Kemper Retirement Fund Series
     V................................           137          0.50%
   6. Kemper Retirement Fund Series
     VI...............................            73          0.50%
   7. Kemper Retirement Fund Series
     VII..............................             5          0.50%
   8. Kemper Worldwide 2004 Fund......            36          0.60%


---------------

   * Total Net Assets, in millions, as of the most recent fiscal year end.


  ** Scheduled annual management fees payable to ZKI and its affiliates as a percentage of average daily net assets.



(A) .58 of 1% of the first $250 million, .55 of 1% of the next $750 million, .53 of 1% of the next $1.5 billion, .51 of 1% of the next $2.5 billion, .48 of 1% of the next $2.5 billion, .46 of 1% of the next $2.5 billion, .44 of 1% of the next $2.5 billion and .42 of 1% thereafter.



(B) .55 of 1% of the first $250 million, .52 of 1% of the next $750 million, .50 of 1% of the next $1.5 billion, .48 of 1% of the next $2.5 billion, .45 of 1% of the next $2.5 billion, .43 of 1% of the next $2.5 billion, .41 of 1% of the next $2.5 billion and .40 of 1% thereafter. ZKI has agreed to temporarily reduce its management fee and reimburse or pay certain operating expenses of the Intermediate Municipal, Michigan, New Jersey and Pennsylvania Funds.



(C) .45 of 1% of the first $250 million, .43 of 1% of the next $750 million, .41 of 1% of the next $1.5 billion, .40 of 1% of the next $2.5 billion, .38 of 1% of the next $2.5 billion, .36 of 1% of the next $2.5 billion, .34 of 1% of the next $2.5 billion and .32 of 1% thereafter.



(D) .75 of 1% of the first $250 million, .72 of 1% of the next $750 million, .70 of 1% of the next $1.5 billion, .68 of 1% of the next $2.5 billion, .65 of 1% of the next $2.5 billion, .64 of 1% of the next $2.5 billion, .63 of 1% of the next $2.5 billion and .62 of 1% thereafter.



(E) .40 of 1% of the first $250 million, .38 of 1% of the next $750 million, .35 of 1% of the next $1.5 billion, .32 of 1% of the next $2.5 billion, .30 of 1% of the next $2.5 billion, .28 of 1% of the next $2.5 billion, .26 of 1% of the next $2.5 billion and .25 of 1% thereafter.

(F) Base investment management fee of .65 of 1% of average daily net assets plus or minus an incentive fee based upon the investment performance of the fund as compared with the performance of the Standard & Poor's 500 Stock Index, which may result in a total fee ranging from .35 of 1% to .95 of 1% for the Small Capitalization Equity Fund, or .45 of 1% to .85 of 1% for the Aggressive Growth Fund.



(G) .50% of the first $215 million; .375% of the next $335 million; .30% of the next $250 million; .25% thereafter (on all of the series of Zurich Money Funds in the aggregate). ZKI has agreed to temporarily reduce its management fee to 0% for the Zurich YieldWise Money Fund and reimburse or pay 100% of the Fund's other operating expenses for a period of at least six months from April 17, 1997.



(H) .22% of the first $500 million; .20% of the next $500 million; .175% of the next $1 billion; .16% of the next $1 billion; .15% thereafter (in the case of Cash Equivalent Fund, on the Money Market and Government Securities Portfolios in the aggregate and on the Tax-Exempt Portfolio individually, and, in the case of Cash Account Trust, on all of the series in the aggregate). ZKI has agreed to temporarily absorb operating expenses of the Cash Account Trust portfolios to the extent, if any, that such expenses exceed the following percentages of average daily net assets: Money Market Portfolio (1.00%), Government Securities Portfolio (1.00%) and Tax-Exempt Portfolio (0.95%). In addition, from time to time, ZKI may voluntarily absorb certain additional expenses of the Cash Account Trust portfolios. Also, ZKI has agreed to temporarily waive its management fee and reimburse or pay operating expenses for the current fiscal year to the extent, if any, that total operating expenses exceed .80% of average daily net assets of the New York Fund and .90% of each of the Florida, New Jersey and Pennsylvania Funds.



(I) .72 of 1% of the first $250 million, .69 of 1% of the next $750 million, .66 of 1% of the next $1.5 billion, .64 of 1% of the next $2.5 billion, .60 of 1% of the next $2.5 billion, .58 of 1% of the next $2.5 billion, .56 of 1% of the next $2.5 billion, and .54 of 1% thereafter.



(J) .85 of 1% of the first $250 million, .82 of 1% of the next $750 million, .80 of 1% of the next $1.5 billion, .78 of 1% of the next $2.5 billion, .75 of 1% of the next $2.5 billion, .74 of 1% of the next $2.5 billion, .73 of 1% of the next $2.5 billion, and .72 of 1% thereafter. ZKI has agreed to a reduction of its management fee by .25% until the earlier of May 1, 1997 or the date the Fund's net assets reach $100 million.

(K) .15% of average daily net assets. ZKI has agreed to temporarily waive its management fee and reimburse or pay operating expenses of each portfolio to the extent that such expense exceeds .25% of average daily net assets of the portfolio.



(L) .65 of 1% of the first $250 million, .62 of 1% of the next $750 million, .60 of 1% of the next $1.5 billion, .58 of 1% of the next $2.5 billion, .55 of 1% of the next $2.5 billion, .53 of 1% of the next $2.5 billion, .51 of 1% of the next $2.5 billion and .49 of 1% thereafter.

                                                                       EXHIBIT F


                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.



                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
MONEY MARKET
 Scudder U.S. Treasury Money    Safety, liquidity, and   0.500% of             $  398,597,054
   Fund                         stability of capital     net assets+
                                and, consistent
                                therewith, current
                                income.
 Scudder Cash Investment        Stability of capital     0.500% to             $1,430,623,516
   Trust                        while maintaining        $250 million
                                liquidity of capital     0.450% next
                                and providing current    $250 million
                                income from money        0.400% next
                                market securities.       $500 million
                                                         0.350%
                                                         thereafter+
 Scudder Money Market Series    High level of current    0.250% of             $  384,509,425**
                                income consistent with   net assets
                                preservation of
                                capital and liquidity
                                by investing in a
                                broad range of
                                short-term money
                                market instruments.
 Scudder Government Money       High level of current    0.250% of             $   36,794,563**
   Market Series                income consistent with   net assets
                                preservation of
                                capital and liquidity
                                by investing
                                exclusively in
                                obligations issued or
                                guaranteed by the U.S.
                                Government or its
                                agencies or
                                instrumentalities and
                                in certain repurchase
                                agreements.
TAX FREE MONEY MARKET
 Scudder Tax Free Money Fund    Income exempt from       0.500% to             $  220,245,241
                                regular federal income   $500 million
                                taxes and stability of   0.480%
                                principal through        thereafter+
                                investments in
                                municipal securities.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program assets as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 Scudder Tax Free Money         High level of current    0.250% of             $   79,695,218**
   Market Series                income, consistent       net assets
                                with preservation of
                                capital and liquidity,
                                exempt from federal
                                income tax by
                                investing primarily in
                                high quality municipal
                                obligations.
 Scudder California Tax Free    Stability of capital     0.500% of             $   68,695,680
   Money Fund                   and the maintenance of   net assets+
                                a constant net asset
                                value of $1.00 per
                                share while providing
                                California tax payers
                                income exempt from
                                both California state
                                personal and regular
                                federal income tax
                                through investment in
                                high quality, short-
                                term tax-exempt
                                California municipal
                                securities.
 Scudder New York Tax Free      Stability of capital     0.500% of             $   59,538,652
   Money Fund                   and income exempt from   net assets+
                                New York state and New
                                York City personal
                                income taxes and
                                regular federal income
                                tax through investment
                                in high quality,
                                short-term municipal
                                securities in New
                                York.
TAX FREE
 Scudder Limited Term Tax       High level of income     0.600% of             $  123,660,431
   Free Fund                    exempt from regular      net assets+
                                federal income tax
                                consistent with a high
                                degree of principal
                                stability.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program asset as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 Scudder Medium Term Tax Free   High level of income     0.600% to             $  650,504,081
   Fund                         exempt from regular      $500 million
                                federal income tax and   0.500% thereafter
                                limited principal
                                fluctuation through
                                investment primarily
                                in high grade
                                intermediate term
                                municipal securities.
 Scudder Managed Municipal      Income exempt from       0.550% to             $  737,422,861
   Bonds                        regular federal income   $200 million
                                tax primarily through    0.500% next
                                investments in high-     $500 million
                                grade long-term          0.475% thereafter
                                municipal securities.
 Scudder High Yield Tax Free    High level of income,    0.650% to             $  293,101,021
   Fund                         exempt from regular      $300 million
                                federal income tax,      0.600% thereafter
                                from an actively
                                managed portfolio
                                consisting primarily
                                of investment grade
                                municipal securities.
 Scudder California Tax Free    Income exempt from       0.625% to             $  288,576,041
   Fund                         both California state    $200 million
                                personal income tax      0.600% thereafter
                                and regular federal
                                income tax primarily
                                through investment
                                grade municipal
                                securities.
 Scudder Massachusetts          A high level of income   0.600% of             $   65,505,088
   Limited Term Tax Free Fund   exempt from both         net assets+
                                Massachusetts personal
                                income tax and regular
                                federal income tax as
                                is consistent with a
                                high degree of price
                                stability.
 Scudder Massachusetts Tax      A high level of income   0.600% of             $  329,842,169
   Free Fund                    exempt from both         net assets
                                Massachusetts personal
                                income tax and regular
                                federal income tax
                                through investment
                                primarily in long-term
                                investment-grade
                                municipal securities
                                in Massachusetts.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 Scudder New York Tax Free      Income exempt from New   0.625% to             $  180,647,157
   Fund                         York state and New       $200 million
                                York City personal       0.600% thereafter
                                income taxes and
                                regular federal income
                                tax through investment
                                primarily in long-term
                                investment-grade
                                municipal securities
                                in New York.
 Scudder Ohio Tax Free Fund     Income exempt from       0.600% of             $   84,109,009
                                Ohio personal income     net assets+
                                tax and regular
                                federal income tax
                                through investment
                                primarily in
                                investment-grade
                                municipal securities
                                in Ohio.
 Scudder Pennsylvania Tax       Income exempt from       0.600% of             $   74,177,997
   Free Fund                    Pennsylvania personal    net assets+
                                income tax and regular
                                federal income tax
                                through investment
                                primarily in
                                investment-grade
                                municipal securities
                                in Pennsylvania.
U.S. INCOME
 Scudder Short Term Bond Fund   High level of income     0.600% to             $1,468,170,885
                                consistent with a high   $500 million
                                degree of principal      0.500% next
                                stability through        $500 million
                                investments primarily    0.450% next
                                in high quality          $500 million
                                short-term bonds.        0.400% next
                                                         $500 million
                                                         0.375% next
                                                         $1 billion
                                                         0.350% thereafter
 Scudder Zero Coupon 2000       High investment          0.600% of             $   25,440,414
   Fund                         returns over a           net assets+
                                selected period as is
                                consistent with
                                investment in U.S.
                                Government securities
                                and the minimization
                                of reinvestment risk.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 Scudder GNMA Fund              High current income      0.650% to             $  383,008,164
                                and safety of            $200 million
                                principal primarily      0.600% next
                                from investment in       $300 million
                                U.S. Government          0.550% thereafter
                                guaranteed
                                mortgage-backed GNMA
                                securities.
 Scudder Income Fund            A high level of          0.650% to             $  578,519,502
                                income, consistent       $200 million
                                with the prudent         0.600% next
                                investment of capital,   $300 million
                                through a flexible       0.550% thereafter
                                investment program
                                emphasizing high-grade
                                bonds.
 Scudder High Yield Bond Fund   A high level of          0.700% of             $   73,523,094
                                current income and       net assets
                                capital appreciation
                                through investment
                                primarily in below
                                investment-grade
                                domestic debt
                                securities.
GLOBAL INCOME
 Scudder Global Bond Fund       Total return with an     0.750% to             $  217,403,907
                                emphasis on current      $1 billion
                                income by investing      0.700%
                                primarily in             thereafter+
                                high-grade bonds
                                denominated in foreign
                                currencies and the
                                U.S. dollar.
 Scudder International Bond     Income primarily by      0.850% to             $  235,993,183
   Fund                         investing in             $1 billion
                                high-grade               0.800% thereafter
                                international bonds
                                and protection and
                                possible enhancement
                                of principal value by
                                actively managing
                                currency, bond market
                                and maturity exposure
                                and by security
                                selection.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 Scudder Emerging Markets       High current income      1.000% of             $  304,607,984
   Income Fund                  and, secondarily,        net assets
                                long- term capital
                                appreciation by
                                investing primarily in
                                high-yielding debt
                                securities issued in
                                emerging markets.
ASSET ALLOCATION
 Scudder Pathway Conservative   Current income and,      There will be no      $   13,928,759***
   Portfolio                    secondarily, long-term   fee as the Manager
                                growth of capital by     will receive a fee
                                investing                from the underlying
                                substantially in         funds.
                                Scudder bond mutual
                                funds, but will have
                                some exposure to
                                Scudder equity mutual
                                funds.
 Scudder Pathway Balanced       Balance of growth and    There will be no      $  167,721,722***
   Portfolio                    income by investing in   fee as the Manager
                                a mix of Scudder money   will receive a fee
                                market, bond and         from the underlying
                                equity mutual funds.     funds.
 Scudder Pathway Growth         Long-term growth of      There will be no      $   42,234,535***
   Portfolio                    capital by investing     fee as the Manager
                                predominantly in         will receive a fee
                                Scudder equity mutual    from the underlying
                                funds designed to        funds.
                                provide long-term
                                growth.
 Scudder Pathway                Maximize total return    There will be no      $    8,983,598***
   International Portfolio      by investing in a        fee as the Manager
                                select mix of            will receive a fee
                                established              from the underlying
                                international and        funds.
                                global Scudder Funds.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
U.S. GROWTH AND INCOME
 Scudder Balanced Fund          A balance of growth      0.700% of             $  109,541,542
                                and income from a        net assets+
                                diversified portfolio
                                of equity and fixed
                                income securities and
                                long-term preservation
                                of capital through a
                                quality oriented
                                investment approach
                                designed to reduce
                                risk.
 Scudder Growth and Income      Long-term growth of      0.600% to             $4,186,481,205
   Fund                         capital, current         $500 million
                                income and growth of     0.550% next
                                income primarily from    $500 million
                                common stocks,           0.500% next
                                preferred stocks and     $500 million
                                securities convertible   0.475% next
                                into common stocks.      $500 million
                                                         0.450% next
                                                         $1 billion
                                                         0.425% next
                                                         $1.5 billion
                                                         0.405% thereafter
U.S. GROWTH
 Scudder Large Company Value    Maximize long-term       0.750% to             $1,651,459,797
   Fund (formerly Scudder       capital appreciation     $500 million
   Capital Growth Fund)         through a value driven   0.650% next
                                investment program       $500 million
                                emphasizing common       0.600% next
                                stocks and preferred     $500 million
                                stocks.                  0.550% thereafter
 Scudder Value Fund             Long-term growth of      0.700% of             $   88,874,292
                                capital through          net assets
                                investment in
                                undervalued equity
                                securities.
 Scudder Small Company Value    Long-term growth of      0.750% of             $   41,187,186
   Fund                         capital by investing     net assets+
                                primarily in
                                undervalued equity
                                securities of small
                                U.S. companies.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 Scudder Micro Cap Fund         Long-term growth of      0.750% of             $   72,048,339***
                                capital by investing     net assets+
                                primarily in a
                                diversified portfolio
                                of U.S. micro- cap
                                common stocks.
 Scudder Classic Growth Fund    Long-term growth of      0.700% of             $   33,867,066
                                capital while keeping    net assets+
                                the value of its
                                shares more stable
                                than other growth
                                mutual funds.
 Scudder Large Company Growth   Long-term growth of      0.700% of             $  221,253,633
   Fund (formerly Scudder       capital through          net assets
   Quality Growth Fund)         investment primarily
                                in the equity
                                securities of
                                seasoned, financially
                                strong U.S. growth
                                companies.
 Scudder Development Fund       Long-term growth of      1.000% to             $  861,564,138
                                capital by investing     $500 million
                                primarily in equity      0.950% next
                                securities of emerging   $500 million
                                growth companies.        0.900% thereafter
 Scudder 21st Century Growth    Long-term growth of      1.000% of             $   20,942,531***
   Fund                         capital by investing     net assets+
                                primarily in the
                                securities of emerging
                                growth companies
                                poised to be leaders
                                in the 21st century.
GLOBAL GROWTH
 Scudder Global Fund            Long-term growth of      1.000% to             $1,604,465,769
                                capital through          $500 million
                                investment in a          0.950% next
                                diversified portfolio    $500 million
                                of marketable foreign    0.900% thereafter
                                and domestic
                                securities, primarily
                                equity securities.
 Institutional International    Long-term growth of      0.900% of             $   17,897,508
   Equity Portfolio             capital primarily        net assets+
                                through a diversified
                                portfolio of
                                marketable foreign
                                equity securities.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 Scudder International Growth   Long-term growth of      1.000% of             $   25,631,898***
   and Income Fund              capital and current      net assets+
                                income primarily from
                                foreign equity
                                securities
 Scudder International Fund     Long-term growth of      0.900% to             $2,583,030,686
                                capital primarily        $500 million
                                through a diversified    0.850% next
                                portfolio of             $500 million
                                marketable foreign       0.800% next
                                equity securities.       $1 billion
                                                         0.750% next
                                                         $1 billion
                                                         0.700% thereafter
 Scudder Global Discovery       Above-average capital    1.100% of             $  350,829,980
   Fund                         appreciation over the    net assets
                                long-term by investing
                                primarily in the
                                equity securities of
                                small companies
                                located throughout the
                                world.
 Scudder Emerging Markets       Long-term growth of      1.25% of              $   75,793,693
   Growth Fund                  capital primarily        net assets+
                                through equity
                                investments in
                                emerging markets
                                around the globe.
 Scudder Gold Fund              Maximum return           1.000% of             $  163,932,814
                                consistent with          net assets
                                investing in a
                                portfolio of gold-
                                related equity
                                securities and gold.
 Scudder Greater Europe         Long-term growth of      1.000% of             $  120,300,058
   Growth Fund                  capital through          net assets
                                investment primarily
                                in the equity
                                securities of European
                                companies.
 Scudder Pacific                Long-term growth of      1.100% of             $  329,391,540
   Opportunities Fund           capital primarily        net assets
                                through investment in
                                the equity securities
                                of Pacific Basin
                                companies, excluding
                                Japan.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 Scudder Latin America Fund     Long-term capital        Effective 9/11/97:    $  621,914,690
                                appreciation through     1.250% to
                                investment primarily     $1 billion
                                in the securities of     1.150% thereafter
                                Latin American
                                issuers.
 The Japan Fund, Inc.           Long-term capital        0.850% to             $  385,963,962
                                appreciation through     $100 million
                                investment primarily     0.750% next
                                in equity securities     $200 million
                                of Japanese companies.   0.700% next
                                                         $300 million
                                                         0.650% thereafter
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long-term capital        Adviser:              $  117,596,046
                                appreciation through     Effective 11/1/97:
                                investment primarily     1.100% of
                                in equity securities     net assets
                                of Argentine issuers.    Sub-Adviser:
                                                         Paid by Adviser.
                                                         0.160% of
                                                         net assets
 The Brazil Fund, Inc.          Long-term capital        1.200% to             $  417,981,869
                                appreciation through     $150 million
                                investment primarily     1.050% next
                                in equity securities     $150 million
                                of Brazilian issuers.    1.000% thereafter
                                                         Effective 10/29/97:
                                                         1.200% to
                                                         $150 million
                                                         1.050% next
                                                         $150 million
                                                         1.000% next
                                                         $200 million
                                                         0.900% thereafter
                                                         Administrator:
                                                         Receives an annual
                                                         fee of $50,000
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 The Korea Fund, Inc.           Long-term capital        Advisor:              $  661,690,073
                                appreciation through     1.150% to
                                investment primarily     $50 million
                                in equity securities     1.100% next
                                of Korean companies.     $50 million
                                                         1.000% next
                                                         $250 million
                                                         0.950% next
                                                         $400 million
                                                         0.900% thereafter
                                                         Sub-Adviser -
                                                         Daewoo:
                                                         Paid by Adviser.
                                                         0.2875% to
                                                         $50 million
                                                         0.275% next
                                                         $50 million
                                                         0.250% next
                                                         $250 million
                                                         0.2375% next
                                                         $400 million
                                                         0.225% thereafter
 The Latin America Dollar       High level of current    1.200% of             $   94,748,606
   Income Fund, Inc.            income and,              net assets
                                secondarily, capital
                                appreciation through
                                investment principally
                                in dollar-denominated
                                Latin American debt
                                instruments.
 Montgomery Street Income       High level of current    0.500% to             $  198,465,822
   Securities, Inc.             income consistent with   $150 million
                                prudent investment       0.450% next
                                risks through a          $50 million
                                diversified portfolio    0.400% thereafter
                                primarily of debt
                                securities.
 Scudder New Asia Fund, Inc.    Long-term capital        1.250% to             $  133,363,686
                                appreciation through     $75 million
                                investment primarily     1.150% next
                                in equity securities     $125 million
                                of Asian companies.      1.100% thereafter
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 Scudder New Europe Fund,       Long-term capital        1.250% to             $  266,418,730
   Inc.                         appreciation through     $75 million
                                investment primarily     1.150% next
                                in equity securities     $125 million
                                of companies traded on   1.100% thereafter
                                smaller or emerging
                                European markets and
                                companies that are
                                viewed as likely to
                                benefit from changes
                                and developments
                                throughout Europe.
 Scudder Spain and Portugal     Long-term capital        Adviser:              $   75,127,194
   Fund, Inc.                   appreciation through     1.000% of
                                investment primarily     net assets
                                in equity securities     Administrator:
                                of Spanish &             0.200% of
                                Portuguese issuers.      net assets
 Scudder World Income           High income and,         1.200% of             $   54,488,637
   Opportunities Fund, Inc.     consistent therewith,    net assets
                                capital appreciation.
INSURANCE PRODUCTS
 Balanced Portfolio             Balance of growth and    0.475% of             $   88,342,837
                                income consistent with   net assets
                                long-term preservation
                                of capital through a
                                diversified portfolio
                                of equity and fixed
                                income securities.
 Bond Portfolio                 High level of income     0.475% of             $   65,769,421
                                consistent with a high   net assets
                                quality portfolio of
                                debt securities.
 Capital Growth Portfolio       Long-term capital        0.475% to             $  440,481,308
                                growth from a            $500 million
                                portfolio consisting     0.450% thereafter
                                primarily of equity
                                securities.
 Global Discovery Portfolio     Above-average capital    0.975% of             $   16,757,264
                                appreciation over the    net assets+
                                long-term by investing
                                primarily in the
                                equity securities of
                                small companies
                                located throughout the
                                world.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 Growth and Income Portfolio    Long-term growth of      0.475% of             $   91,091,547
                                capital, current         net assets
                                income and growth of
                                income.
 International Portfolio        Long-term growth of      0.875% to             $  726,038,527
                                capital primarily        $500 million
                                through diversified      0.775% thereafter
                                holdings of marketable
                                foreign equity
                                investments.
 Money Market Portfolio         Stability of capital     0.370% of             $   97,785,626
                                and current income       net assets
                                from a portfolio of
                                money market
                                instruments.
AARP FUNDS
 AARP High Quality Money Fund   Current income and       0.350% to             $  412,126,193
                                liquidity, consistent    $2 billion
                                with maintaining         0.330% next
                                stability and safety     $2 billion
                                of principal, through    0.300% next
                                investment in high       $2 billion
                                quality securities.      0.280% next
                                                         $2 billion
                                                         0.260% next
                                                         $3 billion
                                                         0.250% next
                                                         $3 billion
                                                         0.240% thereafter
                                                         INDIVIDUAL FUND FEE
                                                         0.100% of
                                                         net assets
 AARP Balanced Stock and Bond   Long-term growth of      0.350% to             $  403,179,939
   Fund                         capital and income,      $2 billion
                                consistent with a        0.330% next
                                stable share price,      $2 billion
                                through investment in    0.300% next
                                a combination of         $2 billion
                                stocks, bonds and cash   0.280% next
                                reserves.                $2 billion
                                                         0.260% next
                                                         $3 billion
                                                         0.250% next
                                                         $3 billion
                                                         0.240% thereafter
                                                         INDIVIDUAL FUND FEE
                                                         0.190% of
                                                         net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 AARP Capital Growth Fund       Long-term capital        0.350% to             $  826,136,713
                                growth, consistent       $2 billion
                                with a share price       0.330% next
                                more stable than other   $2 billion
                                capital growth funds,    0.300% next
                                through investment       $2 billion
                                primarily in common      0.280% next
                                stocks and securities    $2 billion
                                convertible into         0.260% next
                                common stocks.           $3 billion
                                                         0.250% next
                                                         $3 billion
                                                         0.240% thereafter
                                                         INDIVIDUAL FUND FEE
                                                         0.320% of
                                                         net assets
 AARP Global Growth Fund        Long-term growth of      0.350% to             $   77,651,978
                                capital, consistent      $2 billion
                                with a share price       0.330% next
                                more stable than other   $2 billion
                                global equity funds,     0.300% next
                                through investment       $2 billion
                                primarily in a           0.280% next
                                diversified portfolio    $2 billion
                                of equity securities     0.260% next
                                of corporations          $3 billion
                                worldwide.               0.250% next
                                                         $3 billion
                                                         0.240%
                                                         thereafter+
                                                         INDIVIDUAL FUND FEE
                                                         0.550% of
                                                         net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 AARP Growth and Income Fund    Long-term growth of      0.350% to             $4,218,983,398
                                capital and income,      $2 billion
                                consistent with a        0.330% next
                                stable share price,      $2 billion
                                through investment       0.300% next
                                primarily in common      $2 billion
                                stocks and securities    0.280% next
                                convertible into         $2 billion
                                common stocks.           0.260% next
                                                         $3 billion
                                                         0.250% next
                                                         $3 billion
                                                         0.240% thereafter
                                                         INDIVIDUAL FUND FEE
                                                         0.190% of
                                                         net assets
 AARP International Stock       Long-term growth of      0.350% to             $   12,699,109***
   Fund                         capital, consistent      $2 billion
                                with a share price       0.330% next
                                more stable than other   $2 billion
                                international equity     0.300% next
                                funds, through           $2 billion
                                investment primarily     0.280% next
                                in a diversified         $2 billion
                                portfolio of foreign     0.260% next
                                equity securities.       $3 billion
                                                         0.250% next
                                                         $3 billion
                                                         0.240%
                                                         thereafter+
                                                         INDIVIDUAL FUND FEE
                                                         0.600% of
                                                         net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 AARP Small Company Stock       Long-term growth of      0.350% to             $   25,425,137***
   Fund                         capital, consistent      $2 billion
                                with a share price       0.330% next
                                more stable than other   $2 billion
                                small company stock      0.300% next
                                funds, through           $2 billion
                                investment primarily     0.280% next
                                in stocks of small       $2 billion
                                U.S. companies.          0.260% next
                                                         $3 billion
                                                         0.250% next
                                                         $3 billion
                                                         0.240%
                                                         thereafter+
                                                         INDIVIDUAL FUND FEE
                                                         0.550% of
                                                         net assets
 AARP U.S. Stock Index Fund     Long-term capital        0.350% to             $   23,917,674***
                                growth and income,       $2 billion
                                consistent with          0.330% next
                                greater share price      $2 billion
                                stability than a S&P     0.300% next
                                500 index fund, by       $2 billion
                                taking an indexing       0.280% next
                                approach to investing    $2 billion
                                in common stocks,        0.260% next
                                emphasizing higher       $3 billion
                                dividend stocks while    0.250% next
                                maintaining investment   $3 billion
                                characteristics          0.240%
                                otherwise similar to     thereafter+
                                the S&P 500 index.       INDIVIDUAL FUND FEE
                                                         0.000% of
                                                         net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 AARP Bond Fund for Income      High level of current    0.350% to             $   34,951,973***
                                income, consistent       $2 billion
                                with greater share       0.330% next
                                price stability than a   $2 billion
                                long term bond,          0.300% next
                                through investment       $2 billion
                                primarily in             0.280% next
                                investment-grade debt    $2 billion
                                securities.              0.260% next
                                                         $3 billion
                                                         0.250% next
                                                         $3 billion
                                                         0.240%
                                                         thereafter+
                                                         INDIVIDUAL FUND FEE
                                                         0.280% of
                                                         net assets
 AARP GNMA and U.S. Treasury    High level of current    0.350% to             $4,904,439,844
   Fund                         income, consistent       $2 billion
                                with greater share       0.330% next
                                price stability than a   $2 billion
                                long-term bond,          0.300% next
                                through investment       $2 billion
                                principally in U.S.      0.280% next
                                Government-guaranteed    $2 billion
                                GNMA securities and      0.260% next
                                U.S. Treasury            $3 billion
                                obligations.             0.250% next
                                                         $3 billion
                                                         0.240% thereafter
                                                         INDIVIDUAL FUND FEE
                                                         0.120% of
                                                         net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 AARP High Quality Bond Fund    High level of income,    0.350% to             $  511,905,166
                                consistent with          $2 billion
                                greater share price      0.330% next
                                stability than a         $2 billion
                                long-term bond,          0.300% next
                                through investment       $2 billion
                                primarily in a           0.280% next
                                portfolio of high        $2 billion
                                quality securities       0.260% next
                                                         $3 billion
                                                         0.250% next
                                                         $3 billion
                                                         0.240% thereafter
                                                         INDIVIDUAL FUND FEE
                                                         0.190% of
                                                         net assets
 AARP Diversified Growth        Long-term growth of      There will be no      $   36,411,938***
   Portfolio                    capital through          fee as the manager
                                investment primarily     will receive a fee
                                in AARP stock mutual     from the underlying
                                funds.                   funds.
 AARP Diversified Income        Current income with      There will be no      $   34,230,023***
   Portfolio                    modest long-term         fee as the manager
                                appreciation through     will receive a fee
                                investment primarily     from the underlying
                                in AARP bond mutual      funds.
                                funds.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS*
-----------------------------   ----------------------   -------------------   --------------
 AARP High Quality Tax Free     Current income free      0.350% to             $  111,264,728
   Money Fund                   from federal income      $2 billion
                                taxes and liquidity,     0.330% next
                                consistent with          $2 billion
                                maintaining stability    0.300% next
                                and safety of            $2 billion
                                principal, through       0.280% next
                                investment in            $2 billion
                                high-quality municipal   0.260% next
                                securities.              $3 billion
                                                         0.250% next
                                                         $3 billion
                                                         0.240% thereafter
                                                         INDIVIDUAL FUND FEE
                                                         0.100% of
                                                         net assets
 AARP Insured Tax Free          High level of income     0.350% to             $1,755,412,222
   General Bond Fund            free from federal        $2 billion
                                income taxes,            0.330% next
                                consistent with          $2 billion
                                greater share price      0.300% next
                                stability than a long-   $2 billion
                                term municipal bond,     0.280% next
                                through investment       $2 billion
                                primarily in municipal   0.260% next
                                securities covered by    $3 billion
                                insurance.               0.250% next
                                                         $3 billion
                                                         0.240% thereafter
                                                         INDIVIDUAL FUND FEE
                                                         0.190% of
                                                         net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                       EXHIBIT G

                               FEES AND EXPENSES

             ITEM                  KMMP       KTRP        KHYP         KGP        KGSP        KIP       KSCGP      KIGBP
             ----                  ----       ----        ----         ---        ----        ---       -----      -----
Fiscal Year End................  12/31/96    12/31/96    12/31/96    12/31/96   12/31/96    12/31/96   12/31/96   12/31/96(a)
Management Fees Paid to ZKI or
 ZKVA..........................  $376,000   3,691,000   1,565,000   2,658,000    485,000   1,174,000    340,000      4,000
Effective Management Fee
 Rate..........................       .50%        .55         .60         .60        .55         .75        .65        .60
Brokerage Commissions Paid by
 Fund..........................  $      0   1,562,000   2,567,000   1,782,000     20,000     936,000    787,000      6,000
Percent of Brokerage
 Commissions Paid by Fund
 Allocated on Basis of
 Research......................         0%         72           0          94          0          90         69          0

             ITEM                  KVP           KSCVP            KVGP          KH20P           KH10P            KH5P
             ----                  ---           -----            ----          -----           -----            ----
Fiscal Year End................  12/31/96(a)    12/31/96(a)     12/31/96(a)    12/31/96(a)     12/31/96(a)     12/31/96(a)
Management Fees Paid to ZKI or
 ZKVA..........................    44,000         33,000          22,000          6,000          11,000           5,000
Effective Management Fee
 Rate..........................       .75            .75             .75            .60             .60             .60
Brokerage Commissions Paid by
 Fund..........................    26,000         50,000          15,000          5,000           6,000           2,000
Percent of Brokerage
 Commissions Paid by Fund
 Allocated on Basis of
 Research......................         0              0              98             94              92              96


---------------


(a) Commencement of operations was May 1, 1996. ZKI absorbed certain operating expenses (other than the management fee) for this Fund.

Thank you

                                           for mailing your proxy card promptly!


================================================================================


                               WE APPRECIATE YOUR
                             CONTINUING SUPPORT AND
                            LOOK FORWARD TO SERVING
                         YOUR FUTURE INVESTMENT NEEDS.

KEMPER FUNDS
================================================================================

INVESTORS FUND SERIES

 -Kemper Money Market Portfolio
 -Kemper Total Return Portfolio
 -Kemper High Yield Portfolio
 -Kemper Growth Portfolio
 -Kemper Government Securities Portfolio
 -Kemper International Portfolio
 -Kemper Small Cap Growth Portfolio
 -Kemper Investment Grade Bond Portfolio
 -Kemper Value Portfolio
 -Kemper Small Cap Value Portfolio

 -Kemper Value+Growth Portfolio

 -Kemper Horizon 20+ Portfolio
 -Kemper Horizon 10+ Portfolio
 -Kemper Horizon 5 Portfolio
 -Kemper Blue Chip Portfolio
 -Kemper Global Income Portfolio


                                                                         Group G

                                                                       Allmerica

                                                 [LOGO]Printed on recycled paper

[KEMPER FUNDS LOGO]


                            PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -



INVESTORS FUND SERIES                   FOR THE SPECIAL MEETING
                                        OF SHAREHOLDERS
                                        DECEMBER 3, 1997



THE SIGNERS OF THIS PROXY HEREBY APPOINT ARTHUR R. GOTTSCHALK AND STEPHEN B. TIMBERS AND EACH OF THEM, ATTORNEYS AND PROXIES, WITH POWER OF SUBSTITUTION IN EACH, TO VOTE ALL SHARES FOR THE SIGNERS AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 3, 1997, AND AT ANY ADJOURNMENTS THEREOF, AS SPECIFIED HEREIN, AND IN ACCORDANCE WITH THEIR BEST JUDGEMENT, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS MEETING.




                                Dated ___________________, 1997



                                Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)


                                _______________________________________________
                                                  Signature(s)          GROUP G



--------------------------------------------------------------------------------


PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL
                SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.




        - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THIS PROXY.


THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/



1.  To elect the following as trustees                          For     Withhold     For All
                                                                All       All        Except
                                                                / /       / /         / /

    01) James B. Akins, 02) Arthur R. Gottschalk, 03) Frederick T. Kelsey,
    04) Daniel Pierce, 05) Fred B. Renwick, 06) John B. Tingleff,
    07) Edmond D. Villani, 08) John G. Weithers

    ------------------------------------------------------------------------------------------------
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PLEASE WRITE THAT NOMINEE'S NAME OR
     NUMBER ON THE LINE ABOVE.

2.  To ratify the selection of Ernst & Young LLP
    as independent auditors for the                             For      Against     Abstain
    current fiscal year.                                        / /       / /         / /

3.  To approve a new investment management
    agreement with Scudder Kemper Investments,
    Inc. ("SKI") (or with Zurich Kemper
    Investments, Inc., transferable to SKI or
    with Zurich Kemper Value Advisors, Inc.,                    For      Against     Abstain
    transferable to SKI).                                       / /       / /         / /

4.  For Kemper International Portfolio and Kemper
    Global Income Portfolio, to approve a new
    sub-advisory agreement with Zurich Investment
    Management Limited (including approval of a                 For      Against     Abstain
    subsequent assignment).                                     / /       / /         / /


5.  For Kemper Value + Growth Portfolio, Kemper
    Horizon 20+ Portfolio, Kemper Horizon 10+
    Portfolio and Kemper Horizon 5 Portfolio, to
    approve a new sub-advisory agreement with                   For      Against     Abstain
    Zurich Kemper Value Advisors, Inc.                          / /       / /         / /

6.  To approve an amendment to the Fund's Agreement             For      Against     Abstain
    and Declaration of Trust.                                   / /       / /         / /


THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ALL ITEMS.